UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934, as amended

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under ss. 240.14a-12

SIGNATURE GROUP HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Dear Stockholders:

On behalf of the Board of Directors and management of Signature Group Holdings, Inc. (the “Company”), you are cordially invited to attend the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at the Bel-Air Bay Club, 16801 Pacific Coast Highway, Pacific Palisades, California 90272, on July 24, 2012, beginning at 10:00 a.m., Pacific Time. The accompanying Notice of Annual Meeting and proxy statement is designed to answer your questions and provide you with important information regarding our Board of Directors and senior management, and provide you with information about the items of business which will be acted upon at the Annual Meeting. Additionally, it is expected that our directors and executive officers will be present at the Annual Meeting to respond to questions that you may have regarding the business to be transacted.

Our Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors strongly recommends that you vote “FOR” the director nominees specified under Proposal 1, “FOR” approval of the amendment of the Amended and Restated Articles of Incorporation to increase the authorized common stock of the Company under Proposal 2, “FOR” approval of the amendment of the Amended and Restated Signature Group Holdings, Inc. 2006 Performance Incentive Plan under Proposal 3, “FOR” the ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent auditors for the fiscal year ended December 31, 2012 under Proposal 4, and “FOR” adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposals 2 and 3 under Proposal 5. All of these proposals will be listed in the WHITE proxy card that will be included with the proxy statement that you receive for the Annual Meeting.

We encourage you to attend the Annual Meeting in person if it is convenient for you to do so. If you are unable to attend, it is important your shares be represented and voted at the Annual Meeting. We urge you to read the enclosed proxy statement and then sign, date and return the enclosed WHITE proxy card (or follow the instructions in the enclosed proxy card to vote by telephone or via the Internet), at your earliest convenience.

If you need assistance in voting, you should contact our proxy solicitor, Innisfree M&A Incorporated,by calling (888) 750-5834. Banks and brokerage firms should call Innisfree at (212) 750-5833.

On behalf of the Board of Directors, we look forward to greeting in person as many of our stockholders as possible.

Sincerely,

Craig Noell
Chief Executive Officer
[DATE], 2012

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held July 24, 2012

The 2012 Annual Meeting of Stockholders of Signature Group Holdings, Inc., a Nevada corporation (“Signature” or the “Company”) will be held at the Bel-Air Bay Club, 16801 Pacific Coast Highway, Pacific Palisades, California 90272, on July 24, 2012, beginning at 10:00 a.m., Pacific Time (the “Annual Meeting”), for the following purposes:

1.	To elect five (5) directors to serve until the next annual meeting of stockholders or until their successors have been elected and qualified;

2.	To approve an amendment to the Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock of the Company;

3.	To approve an amendment to the Amended and Restated Signature Group Holdings, Inc. 2006 Performance Incentive Plan that increased the authorized number of shares of common stock of the Company that may be issued under the Amended and Restated Signature Group Holdings, Inc. 2006 Performance Incentive Plan;

4.	To ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner”) as our independent registered public accounting firm for the fiscal year ended December 31, 2012;

5.	To adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposals 2 and 3; and

6.	To transact such other business as may properly come before the Annual Meeting, and any adjournment or postponements thereof.

Our board of directors recommends that you vote “FOR” the election of each of the director nominees, “FOR” approval of an amendment of the Amended and Restated Articles of Incorporation to increase the authorized common stock of the Company, “FOR” approval of an amendment of the Amended and Restated Signature Group Holdings, Inc. 2006 Performance Incentive Plan, “FOR” the ratification of the appointment of Squar Milner as our independent auditors for the fiscal year ended December 31, 2012, and “FOR” adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposals 2 and 3.

Only stockholders of record at the close of business on May 28, 2012 (“Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting. Please vote in one of the following ways:

•

Vote by Telephone: You can vote your shares by telephone by calling the toll-free number indicated on your WHITE proxy card on a touch-tone telephone 24 hours a day. Easy-to-follow voice prompts enable you to vote your shares and confirm that your instructions have been properly recorded. If you are a beneficial owner, or you hold your shares in “street name,” please check your voting instruction card or contact your bank, broker or nominee to determine whether you will be able to vote by telephone.

•

Vote by Internet: You can also vote via the Internet by following the instructions on your WHITE proxy card. The website address for Internet voting is indicated on your WHITE proxy card. Internet voting also is available 24 hours a day. If you are a beneficial owner, or you hold your shares in “street name,” please check your voting instruction card or contact your bank, broker or nominee to determine whether you will be able to vote by Internet.

•

Vote by Mail: If you choose to vote by mail, complete, sign, date and return your WHITE proxy card in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the Annual Meeting.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, you are urged to read the enclosed proxy statement and then vote your proxy promptly by telephone, via the Internet, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you are the beneficial owner or you hold your shares in “street name,” please follow the voting instructions provided by your bank, broker, or other nominee. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy. However, in order to vote your shares in person at the Annual Meeting, you must be a stockholder of record on the Record Date or hold a legal proxy from your bank, broker or other holder of record permitting you to vote at the Annual Meeting. If you have any questions or need assistance in voting your shares of Signature common stock, please contact our proxy solicitor, Innisfree M&A Incorporated (“Innisfree”) by calling (888) 750-5834. Banks and brokerage firms should call Innisfree at (212) 750-5833.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JULY 24, 2012

The proxy statement, the proxy card and related proxy materials for this Annual Meeting and Signature’s Annual Report on Form 10-K for the year ended December 31, 2011 are available over the Internet at www.signaturegroupholdings.com.

Signature has received a notice from James A. McIntyre nominating three (3) alternative director nominees. Our Board carefully considered each of these nominees and determined the Board’s five (5) director nominees are in the best interest of our Company and our stockholders and accordingly determined not to include any of the persons nominated by Mr. McIntyre for inclusion in the Board’s slate of director nominees. To the extent that Mr. McIntyre chooses to deliver a proxy statement and solicit stockholders in support of his nominees, your Board will oppose any of the alternative director nominees. The Board urges you NOT to sign or return any proxy cards sent to you by any party other than the WHITE proxy card sent by your Board of Directors. If you submit a proxy card other than the WHITE card, you may revoke it by voting your proxy “FOR” the Board’s nominees by Telephone at 1-XXX-XXX-XXXX until     p.m., Pacific Time, on July 23, 2012, via the Internet at https://www.proxyvotenow.com/[    ] until     p.m., Pacific Time, on July 23, 2012, or by completing, signing, dating, and returning the enclosed WHITE proxy card prior to the Annual Meeting.

Only the latest validly executed proxy that you submit will be counted. To obtain directions to the Annual Meeting, contact Innisfree at (888) 750-5834.

By Order of the Board of Directors

David N. Brody
Senior Vice President, Counsel and Secretary
Sherman Oaks, California

[Date], 2012

PROXY STATEMENT

SIGNATURE GROUP HOLDINGS, INC.

PROXY STATEMENT

FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS

Our Board of Directors is soliciting proxies to be voted at our 2012 Annual Meeting of Stockholders (the “Annual Meeting”) on July 24, 2012, at 10:00 a.m., Pacific Time, and at any adjournments or postponements thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders (the “Notice”). This proxy statement and the proxies solicited hereby are being first sent or delivered to stockholders on or about [DATE], 2012.

As used in this proxy statement, the terms “Signature,” “Company,” “we,” “us” and “our” refer to Signature Group Holdings, Inc. and the terms “Board of Directors” and the “Board” refer to the Board of Directors of Signature.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why are we now able to hold an annual meeting of stockholders?

The Company emerged from bankruptcy proceedings in June 2010 with a new business plan and management team, but at that time, the Company had not been current in over three years in its annual and quarterly periodic reports required to be filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended (“Exchange Act”). Without current Exchange Act reports, the Company was unable to satisfy the disclosure and other information requirements under the Commission proxy rules in order to hold an annual meeting of stockholders. Since emerging from bankruptcy and as part of the commitment of the new management team, the Company has now successfully filed all required Exchange Act reports with the Commission that are necessary under the Commission proxy rules to solicit proxies and hold the Annual Meeting. The Annual Meeting is an important step for us as it signals a return to having direct contact with and input from our stockholders as we begin this new chapter in our business.

Why did I receive these proxy materials from Signature?

The Board of Directors has made these materials available to you on the Internet or has delivered printed versions of these materials to you by mail, in connection with the solicitation by the Board of Directors of proxies for use at the Annual Meeting which will be held on July 24, 2012, at 10:00 a.m., Pacific Time, at the Bel-Air Bay Club, 16801 Pacific Coast Highway, Pacific Palisades, California 90272. We made these materials available to stockholders beginning on [Date], 2012. Our stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement using the instructions on the proxy card.

Who is entitled to vote?

Stockholders who own shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) at the close of business on May 28, 2012 (the “Record Date”), are entitled to vote on matters that come before the Annual Meeting. At the close of business on the Record Date, we had approximately [                    ] outstanding shares of Common Stock. Each share of Common Stock is entitled to one vote.

What is included in these proxy materials?

These materials include:

•	The Notice;

•	This proxy statement; and

•	Our Annual Report on Form 10-K for the year ended December 31, 2011 (the “Annual Report”), which includes our audited consolidated financial statements.

If you were mailed a full set of proxy materials or requested printed versions of these materials by mail, these materials also include the proxy card for the Annual Meeting.

What am I voting on at the Annual Meeting?

Stockholders will be voting on the following proposals at the Annual Meeting:

•	the election of five (5) directors to serve until the next annual meeting of stockholders or until their successors have been elected and qualified;

•	the approval of an amendment to the Amended and Restated Articles of Incorporation to increase the authorized Common Stock;

•

the approval of an amendment to the Amended and Restated Signature Group Holdings, Inc. 2006 Performance Incentive Plan (the “2006 Plan”) that increased the authorized number of shares of Common Stock that may be issued under the 2006 Plan;

•	ratification of the selection of Squar Milner as our independent registered public accounting firm for the fiscal year ended December 31, 2012; and

•

the approval to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposals 2 and 3.

We may also transact such other business as may properly come before the Annual Meeting, and any adjournment or postponements thereof.

What constitutes a quorum for the Annual Meeting?

The presence of the owners of a majority of the shares eligible to vote at the Annual Meeting is required in order to hold the Annual Meeting and conduct business. Presence may be in person or by proxy. You will be considered part of the quorum if you voted by telephone, via the Internet or by properly submitting a proxy card or voting instruction form by mail, or if you are present and vote at the Annual Meeting.

How does the Board recommend that I vote?

The Board recommends that you vote your shares “FOR” each of the Board’s nominees for director under Proposal 1, “FOR” approval of an amendment of the Amended and Restated Articles of Incorporation to increase the authorized Common Stock under Proposal 2, “FOR” approval of the amendment of the 2006 Plan under Proposal 3, “FOR” the ratification of the appointment of Squar Milner as our independent auditors for the fiscal year ended December 31, 2012 under Proposal 4, and “FOR” adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposals 2 and 3 under Proposal 5.

How do I vote for the Board’s recommended nominees and the various other proposals?

Only stockholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. Please vote in one of the following ways:

•

Vote by Telephone: You can vote your shares by telephone by calling the toll-free number indicated on your WHITE proxy card on a touch-tone telephone 24 hours a day. Easy-to-follow voice prompts enable you to vote your shares and confirm that your instructions have been properly recorded. If you are a beneficial owner, or you hold your shares in “street name,” please check your voting instruction card or contact your bank, broker or nominee to determine whether you will be able to vote by telephone.

•

Vote by Internet: You can also vote via the Internet by following the instructions on your WHITE proxy card. The website address for Internet voting is indicated on your WHITE proxy card. Internet voting also is available 24 hours a day. If you are a beneficial owner, or you hold your shares in “street name,” please check your voting instruction card or contact your bank, broker or nominee to determine whether you will be able to vote by Internet.

•

Vote by Mail: If you choose to vote by mail, complete, sign, date and return your WHITE proxy card in the postage-paid envelope provided. Please promptly mail your WHITE proxy card to ensure that it is received prior to the Annual Meeting.

By submitting a proxy, you are legally authorizing another person to vote your shares on your behalf. We urge you to promptly vote your proxy “FOR” each of the Board’s nominees and the other proposals recommended by the Board by telephone, via the Internet, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope. If you vote your proxy by telephone, via the Internet, or submit your executed proxy card by mail, but you do not indicate how your shares are to be voted, then your shares will be voted in accordance with the Board’s recommendations set forth in this proxy statement.

If You Hold Your Shares in “Street Name” (“Beneficial Owner”):

If you hold your shares in “street name,” i.e., through a bank, broker or other holder of record (a “custodian”), your custodian is considered the stockholder of record for purposes of voting at the Annual Meeting. Your custodian is required to vote your shares on your behalf in accordance with your instructions. If you do not give instructions to your custodian, your custodian is permitted to vote your shares with respect to routine matters, such as the ratification of the appointment of Squar Milner as our independent registered public accounting firm for the fiscal year ended December 31, 2012. However, if you do not give instructions to your custodian, your custodian will NOT be permitted to vote your shares with respect to non-routine matters, which are all the other matters up for stockholder consideration at the Annual Meeting. Thus, the election of directors at the Annual Meeting (“Proposal 1”), the proposed amendment to the Amended and Restated Articles of Incorporation (“Proposal 2”), the amendment to the 2006 Plan (“Proposal 3”), and the adjournment of the Annual Meeting to a later date (“Proposal 5”) are considered non-routine matters. Accordingly, if you do not give your custodian specific instructions on Proposals 1, 2, 3 or 5, then your shares will be treated as “broker non-votes” and will not be voted on Proposals 1, 2, 3 or 5, respectively. When the vote is tabulated for any particular matter, broker non-votes, if any, will only be counted for purposes of determining whether a quorum is present. Accordingly, we urge you to promptly give instructions to your custodian to vote “FOR” Proposals 1, 2, 3 and 5 by using the voting instruction card provided to you by your custodian. You will be given the option of voting by telephone, via the Internet, by mail or in person. Please note that if you intend to vote your street name shares in person at the Annual Meeting, you must provide a legal proxy from your custodian at the Annual Meeting.

What is required to approve each proposal?

For Proposal 1: The directors are elected by a plurality of votes cast at the Annual Meeting. Therefore, the five nominees who receive the most votes will be elected. Any shares not voted (whether by withheld vote, broker non-vote, or otherwise) are not counted in determining the outcome of the election of directors, although they may have the effect of reducing the likelihood that the applicable director nominee would be elected.

For Proposal 2: The Amended and Restated Articles of Incorporation may be amended by a majority of the total votes eligible to be cast by the holders of all outstanding shares of Common Stock entitled to vote thereon. Therefore, the failure to vote, either by proxy or in person, will have the same effect as a vote against the approval of the proposal. Abstentions also will have the same effect as a vote against the approval of the proposal. The proposed amendment is a “non-routine” item upon which brokerage firms may not vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Therefore, broker “non-votes” will have the same effect as a vote against the approval of this proposal.

For Proposal 3: The 2006 Plan may be amended by a majority of the votes cast. Therefore, the number of shares voted in favor of the proposal must exceed the number of shares voted against. Any shares not voted (whether by abstention, broker non-vote, or otherwise) would not be included in the vote totals and, as such, will have no effect on the outcome of this proposal.

For Proposal 4: The selection of Squar Milner as our independent registered public accounting firm for the fiscal year ended December 31, 2012 is ratified by a majority of the votes cast. Therefore, the number of shares voted in favor of the proposal must exceed the number of shares voted against. Any shares not voted (whether by abstention, broker non-vote, or otherwise) would not be included in the vote totals and, as such, will have no effect on the outcome of this proposal.

For Proposal 5: The adjournment of the Annual Meeting must be approved by a majority of the votes cast. Therefore, the number of shares voted in favor of the proposal must exceed the number of shares voted against. Any shares not voted (whether by abstention, broker non-vote, or otherwise) would not be included in the vote totals and, as such, will have no effect on the outcome of this proposal.

Other Matters: Approval of any unscheduled matter, such as a matter incident to the conduct of the Annual Meeting, would require the affirmative vote of a majority of the votes cast. Any shares not voted (whether by abstention, broker non-vote, or otherwise) are not counted in determining the outcome of the vote.

What if I receive proxy materials from someone other than Signature?

Director nominations made by any party other than the Company are NOT endorsed by the Board of Directors. The Board believes that the election of any nominees from a party other than the Company would not be in the Company’s or the stockholders’ best interests. The Board recommends that you DO NOT sign or return any other color proxy card that may be sent to you by another party. Voting against these other nominees on any other color proxy card that they send you is NOT the same as voting for the Board’s nominees. If you submit a proxy card other than the WHITE card, you may revoke that proxy by voting your proxy “FOR” the Board’s nominees by Telephone at 1-XXX-XXX-XXXX until     p.m., Pacific Time, on July 23, 2012, via the Internet at https://www.proxyvotenow.com/[            ] until     p.m., Pacific Time, on July 23, 2012, or by completing, signing, dating, and returning the enclosed WHITE proxy card prior to the Annual Meeting.

Only the latest validly executed proxy that you submit will be counted.

Can I change my vote?

You can change your vote by revoking your proxy at any time before it is exercised at the Annual Meeting in one of four ways:

•	vote again by telephone or via the Internet;

•	complete, sign, date and return the enclosed proxy card with a later date before the Annual Meeting;

•	vote in person at the Annual Meeting; or

•	notify the Corporate Secretary, David N. Brody, in writing before the Annual Meeting that you are revoking your proxy.

Only the latest validly executed proxy that you submit will be counted.

How can I attend the Annual Meeting?

You are invited to attend the Annual Meeting only if you were a stockholder of Common Stock or joint holder as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting. In addition, if you are a stockholder of record (owning shares of Common Stock in your own name), your name will be verified against the list of registered stockholders on the Record Date prior to your being admitted to the Annual Meeting. If you are not a stockholder of record but hold shares through a bank, broker or nominee (in street name), you should provide proof of beneficial ownership on the Record Date, such as a recent account statement or a copy of the voting instruction card provided by your bank, broker or nominee.

Why did I receive only one set of proxy materials although there are multiple stockholders at my address?

If one address is shared by two or more of our stockholders, we send only one set of proxy materials to that address, unless we receive instructions to the contrary from any stockholder at that address. This practice, known as householding, is used to reduce printing and postage costs. A separate proxy card is included in the voting materials for each of these stockholders. If you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request to receive a separate copy of these materials at no cost to you. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us to request future delivery of a single copy of these materials. If you are a beneficial owner of shares held in street name, you can request or cancel householding by contacting your bank, broker, or nominee.

What is the deadline for submitting proposals for next year’s annual meeting or to nominate individuals to serve as directors?

You may submit proposals, including director nominations, for consideration at future stockholder meetings.

Stockholder Proposals:

Stockholders who wish to submit proposals for inclusion in the Company’s 2013 proxy statement pursuant to Rule 14a-8 of the Exchange Act must submit their proposals so that they are received at our principal executive offices no later than the close of business on [Date], which is 120 calendar days prior to the anniversary of this year’s proxy mailing date. A stockholder who wishes to submit a proposal under Rule 14a-8 must qualify as an “eligible” stockholder and meet other Commission requirements. As the rules of the Commission make clear, simply submitting a proposal does not guarantee that it will be included.

In connection with the Company’s emergence from bankruptcy, the Company adopted Amended and Restated Bylaws, as amended. Pursuant to the Amended and Restated Bylaws, any stockholder of record of the Company entitled to vote for the election of directors may nominate an individual for election to the Board by providing timely notice to the Company. To be timely, a nomination by a stockholder must be mailed and received by, or delivered to, the secretary of the Company not later than the close of business on the 90th day prior to the anniversary date of the most recent annual meeting of stockholders or, if the date of the annual meeting of stockholders is more than 30 days earlier or later than such anniversary date, then not later than the close of business on the 75th day prior to the anniversary date of the most recent annual meeting of stockholders, or, if no annual meeting of stockholders was held the previous year, no later than ten (10) days following the date notice of the annual meeting of stockholders is first given. In addition, the Amended and Restated Bylaws include a requirement that any stockholder seeking to nominate directors provide, among other matters, as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder.

As a result, any notice given by a stockholder pursuant to these provisions of the Amended and Restated Bylaws (and not pursuant to the Commission Rule 14a-8) must be received no earlier than April 25, 2013, unless the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the this year’s Annual Meeting. In that case, we must receive proposals not later than the close of business on the later of (i) the 75th day prior to such annual meeting or, (ii) if no annual meeting of stockholders was held the previous year, no later than ten (10) days following the date of notice of the annual meeting is first given. To be in proper form, a stockholder’s notice must include the specified information concerning the proposal as described in the Amended and

Restated Bylaws. A copy of the Amended and Restated Bylaws may be obtained from the Corporate Secretary by written request, and also is available on our corporate web site at www.signaturegroupholdings.com.

Nomination of Director Candidates: You may propose director candidates for consideration by the Board’s Governance, Nominating and Compensation Committee. Any such recommendations should include the information specified in our Amended and Restated Bylaws, which includes, among other matters, as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder, and should be directed to the Corporate Secretary, David N. Brody, at our principal executive offices: Signature Group Holdings, Inc., 15303 Ventura Blvd., Suite 1600, Sherman Oaks, CA 91403, within the time period described above under “Stockholder Proposals” for proposals other than matters brought under Commission Rule 14a-8.

How may I communicate with the Board of Directors or the non-management directors on the Board?

You may contact any member of the Board of Directors by writing to the member c/o Signature Group Holdings, Inc., 15303 Ventura Blvd., Suite 1600, Sherman Oaks, CA 91403. You may also send an email to the Board at invrel@signaturegroupholdings.com. Each communication should specify the applicable director or directors to be contacted as well as the general topic of the communication. We may initially receive and process communications before forwarding them to the applicable director. We generally will not forward to the directors a stockholder communication that is determined to be primarily commercial in nature, that relates to an improper or irrelevant topic, or that requests general information about Signature. Concerns about accounting or auditing matters or communications intended for non-management directors should be sent to the attention of the Chair of the Audit Committee at the email address above. Our directors may at any time review a log of all correspondence received by Signature that is addressed to the independent members of the Board and request copies of any such correspondence.

Who do I contact with additional questions?

We have retained Innisfree to act as proxy solicitor. If you have additional questions or need assistance voting your shares of Common Stock, you should contact Innisfree at:

Innisfree M&A Incorporated

501 Madison Avenue

New York, New York 10022

Stockholders Call Toll-Free: (888) 750-5834

Banks and Brokerage Firms, Please Call: (212) 750-5833

PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Election as Directors of Signature

Our Board is currently composed of eight (8) members. Current directors, Steven Gidumal, Kenneth Grossman, Deborah Hicks Midanek, John Nickoll, and Robert Schwab will not be standing for reelection. It is intended that the proxies will be voted for the election of each of the Board’s five (5) director nominees. These director nominees are G. Christopher Colville, John Koral, Patrick E. Lamb, Craig F. Noell and Philip G. Tinkler, each of whom has consented to serve and be named in this proxy statement. We do not know of any reason why any nominee would be unable to serve as a director. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board may nominate. The Board recommends that you use the enclosed proxy card (or follow the directions set forth in the proxy card to vote by telephone or via the Internet) to vote “FOR” each of the Board’s five (5) nominees for Director.

Directors elected at the Annual Meeting will hold office until the next annual meeting or until their successors have been elected and qualified. Three (3) of the five (5) nominees for director are currently directors of Signature.

Background of the Solicitation

On May 1, 2012, Mr. McIntyre notified the Board of Directors that he was nominating three (3) alternative director nominees. On May 3, 2012, the Governance, Nominating and Compensation Committee and the Board of Directors considered each of these nominees carefully and determined the Board’s five (5) director nominees are in the best interest of our Company and our stockholders and accordingly determined not to include any of the persons nominated by Mr. McIntyre for inclusion in the Board’s slate of director nominees. To the extent that Mr. McIntyre chooses to deliver a proxy statement and solicit stockholders in support of his nominees, your Board will strongly oppose any of these alternative director nominees. Rather, the Board believes that election of the Board’s five (5) director nominees is important to the future success of Signature and is in the best interests of all of Signature’s stockholders. The Company will provide the name, address, and number of voting shares held by Mr. McIntyre to stockholders promptly upon receiving an oral or written request to do so.

Business Experience

The name, age, present principal occupation or employment, directorships and the material occupations, positions, offices or employments for at least the past five years, of each of the Board’s nominees are set forth below. Unless otherwise indicated, each person has held the occupation listed opposite his name for at least the past five years.

Name	Age	Current Principal Occupation or Employment and Five-Year Employment History	Director Since
G. Christopher Colville	54	Strategic Advisor, KEG 1, LLC
John Koral	52	Senior Vice President, U.S. Capital Incorporated	2010
Patrick E. Lamb	51	Chief Financial Officer, Los Angeles Clippers	2011
Craig F. Noell	48	Chief Executive Officer and Director	2010
Philip G. Tinkler	47	Chief Financial Officer, Equity Group Investments

Background Information on the Board’s Nominees and Certain Other Executive Officers

Board Nominees. Set out below are the education, specific experience, qualifications, attributes and skills of each of the Board’s nominees.

G. Christopher Colville (54): Since 2007, Mr. Colville has served as a strategic advisor to various privately held enterprises, including, since 2008, KEG 1, LLC, a special purpose acquisition entity focused on consolidating segments of the wholesale beer distribution industry. In connection therewith, Mr. Colville’s principal role is to advise and counsel on capital structures, including negotiation of bank credit facilities, corporate governance and organizational development. Prior thereto, Mr. Colville served as an executive officer of Consolidated Graphics, Inc. (NYSE: CGX), the largest general commercial printing company in North America, from 1994 to 2000 and from 2002 to 2007. From 2000 to 2002, Mr. Colville served as Managing Director at Murphy Noell Capital, LLC, an investment banking firm. Mr. Colville holds Bachelor of Business Administration and Masters in Accounting degrees from Texas Tech University and is a Certified Public Accountant.

John Koral (53): Mr. Koral currently serves as a Director of Signature and is also the chairman of the Governance, Nominating, and Compensation Committee and a member of the Audit Committee. Mr. Koral has been an active investor in asset-based loans for the past eighteen years. Mr. Koral is a Senior Vice President responsible for managing the lending operations of U.S. Capital, Incorporated, an asset-based private lender with a current loan portfolio of approximately $30 million. In that capacity, Mr. Koral is actively involved in resolving borrower defaults and overseeing related legal proceedings in default scenarios. Mr. Koral also participates in all of the firm’s efforts to raise capital, including private participations, general capitalization, subordinated notes and institutional lines of credit. Mr. Koral is also involved in the development of commercial land and building projects, having overseen more than $100 million in construction since 1982. Previously, Mr. Koral served as President of Apex Mechanical Services. Mr. Koral holds an Associate’s Degree in Mechanical Engineering from Alfred State University with a minor in Business Administration.

Patrick E. Lamb (52): Mr. Lamb currently serves as a Director of Signature and is the Chairman of the Audit Committee. Mr. Lamb has served as the Chief Financial Officer for the Los Angeles Clippers of the NBA since July 2007. Mr. Lamb has over 20 years of chief financial officer experience in various public and public subsidiary entities, specifically in the financial services arena, including banking, commercial finance, commercial and residential real estate, capital markets and insurance, as well as experience in public accounting. From 2004 to July 2007, Mr. Lamb served as the Senior Vice President, Treasurer, Chief Financial Officer and Chief Accounting Officer of Fremont General Corporation (“Fremont”). Before joining Fremont, Mr. Lamb worked at Ernst & Whinney (now Ernst & Young) in San Francisco, serving primarily in the financial services industries in various audit and consulting engagements. Mr. Lamb holds Bachelor of Science and Masters in Accounting degrees from the Marriott School of Management at Brigham Young University.

Craig Noell (49): Mr. Noell is Chief Executive Officer and a Director of Signature and is also a member of the Executive, Legal and Risk Management Committee. Mr. Noell co-founded Signature Capital Partners, a special situation investment firm in 2004. Mr. Noell brings to Signature over 25 years of experience in corporate finance, investment banking, and special situation investing with Goldman Sachs, Wells Fargo Foothill, Security Pacific, Barclays and Murphy Noell Capital. At Murphy Noell Capital, Mr. Noell was involved in dozens of corporate finance transactions including traditional M&A, distressed M&A, capital raises, recapitalizations and restructurings. Previously, as a member of the distressed investing area at Goldman Sachs, Mr. Noell founded and ran Goldman Sachs Specialty Lending, investing Goldman’s proprietary capital in special situations opportunities. At Wells Fargo Foothill, Mr. Noell directed the firm’s New York and Los Angeles business development teams and was involved in numerous recapitalizations/ restructurings, debtor-in-possession loans and plan of reorganization financings. Mr. Noell was also involved in establishing multiple joint venture relationships including the acquisition of the loan portfolio of Home Savings of Alaska from the FSLIC, a joint venture with Ansley Associates to provide specialized financing to the resort industry and a joint venture relationship with Ozer to form Paragon Retail Finance, which was subsequently acquired by Wells Fargo and is now the second largest asset-based lender to the retail trade. Mr. Noell holds a Bachelor of Science from the Wharton School of Business at the University of Pennsylvania.

Philip G. Tinkler (47): Mr. Tinkler is the Chief Operating and Financial Officer at Equity Group Investments (“EGI”). Mr. Tinkler has served in various leadership capacities for EGI and its affiliates since 1990. In his role at EGI, he works closely with the investment team on structuring, diligence, bank financings, and securities offerings. Since 2009 he has also been Chief Financial Officer for Chai Trust Company, LLC, an Illinois registered trust company that is trustee for many of the Zell family trusts. Mr. Tinkler oversees EGI’s financial services group, which houses EGI’s accounting, treasury, and tax functions. He also serves as Chief Operating Officer, managing EGI’s human resources, administration and facilities functions. From 2003 to 2004, Mr. Tinkler worked at the company that is known today as Covanta Holding Corporation (NYSE: CVA), an internationally recognized owner of energy-from-waste and power generation projects. During his tenure there, Mr. Tinkler served as Chief Financial Officer while the company’s predecessor, Danielson, purchased Covanta, emerged from bankruptcy, and underwent an integration. He also served on the board of directors of Covanta’s wholly-owned California-based insurance subsidiary. Earlier in his career, Mr. Tinkler served as the Chief Executive Officer and Chief Financial Officer at First Capital Financial, L.L.C., and the Managing General Partner of the First Capital real estate funds. He began his career at Ernst & Young. He is currently on the board of directors of Home Products International, a global consumer products company specializing in the design and marketing of innovative house wares products. Mr. Tinkler also serves on the board of directors of WRS Holdings Company, an environmental construction and remediation company, which is one of EGI’s investments. He holds a Bachelor of Science degree from Northern Illinois University and a Masters of Science in Taxation from DePaul University.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH

NOMINEE FOR DIRECTOR NAMED ABOVE USING THE ENCLOSED PROXY CARD (OR

FOLLOW THE DIRECTIONS SET FORTH IN THE PROXY CARD TO VOTE BY

TELEPHONE OR VIA THE INTERNET).

Executive Officers Who Are Not Directors. Set forth below is information concerning the executive officers of Signature as of December 31, 2011 who did not serve on the Board of Directors. All executive officers of Signature were elected by the Board of Directors. No executive officer was related to any director or other executive officer of Signature by blood, marriage or adoption, and there were no arrangements or understandings between a director of Signature and any other person pursuant to which such person was elected an executive officer.

Kyle Ross (35): Mr. Ross is Executive Vice President, Interim Chief Financial Officer and Assistant Secretary of Signature. Mr. Ross co-founded Signature Capital Partners with Mr. Noell in 2004 and was directly involved in all of Signature Capital’s transactions, including playing an active role in structuring, underwriting, closing and managing the exit of transactions. Mr. Ross previously spent over four years with the investment banking firm Murphy Noell Capital where he worked with Mr. Noell and Mr. Colville and was directly involved in over 25 transactions including both healthy and distressed capital raises, M&A transactions, and debt restructuring. He was also responsible for managing the firm’s analyst and associate staff. Mr. Ross holds a B.S. and a B.A. from the Haas School of Business at the University of California, Berkeley.

Thomas Donatelli (52): Mr. Donatelli currently serves as Executive Vice President of Signature. Mr. Donatelli was Chief Investment Strategist of Signature Capital Partners, a special situations investment company, from 2008 through 2010 and brings over 20 years of experience in the financial services industry, including stints in M&A, as a highly regarded special situations equity analyst, and in proprietary investments. His career includes roles in the M&A Department at Merrill Lynch, where he worked on numerous transactions including the RJR Nabisco LBO, the Time Warner bridge loan and the merger of Bass PLC and Holiday Inns, at Wertheim Schroder & Co. as head of “Special Situations” Equity Research, as a Managing Director in M&A at Donaldson, Lufkin & Jenrette (“DLJ”), and, following DLJ’s acquisition by Credit Suisse, as a Managing Director in the Mergers Group at Bank of America. In 2001, Mr. Donatelli was a founding Partner of SageCrest, an asset-backed and structured debt fund that grew from $2 million in assets under management to approximately $400 million over a three year period. Feeling uncomfortable with the outlook for the credit markets, Mr. Donatelli elected to exit the firm he founded and sold his interest back to the management company in 2005. In 2006 and 2007, Mr. Donatelli was with Clarinbridge Capital, a relative value hedge fund backed by KBC Financial Products. Mr. Donatelli holds a Bachelor of Arts from the University of Chicago and a Master of Arts from Oxford University. In 1986, Mr. Donatelli was awarded a John M. Olin Foundation Fellowship at the U.S. Naval War College.

CORPORATE GOVERNANCE

Director Independence

Based on information supplied to it by the directors, the Board affirmatively determined that each of John Koral, Steven Gidumal, Patrick E. Lamb, Deborah Hicks Midanek, John Nickoll, and Robert Schwab was considered “independent” under both the New York Stock Exchange (“NYSE”) and the NASDAQ Stock Market “Independence Rules” as of the end of 2011; and that the following four former directors, who served as directors for part of the fiscal year ended December 31, 2011, were “independent” under the applicable NASDAQ and NYSE standards: Michael Blitzer, Norman Matthews, Robert Peiser, and Richard Rubin.

The Board also determined, based on information provided to the Board by each Director Nominee, that Messrs. Colville, Koral, Lamb and Tinkler are “independent” under the applicable NASDAQ and NYSE standards. The Board made such determinations based on the fact that such directors have not had, and currently do not have, any material relationship with the Company or its affiliates or any executive officer of the Company or their affiliates, that would currently impair their independence, including, without limitation, any such commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship. At all times a majority of the Board consisted of independent directors.

Meetings and Committees of the Board

Each director currently serves until the next annual meeting of stockholders or until his successor is duly elected and qualified. Our Amended and Restated Bylaws provide that the authorized number of directors may be between five (5) and eleven (11), with the exact number to be determined by a majority of our

Board. The Board is currently set at eight (8) members, but following the qualification of the new directors elected to the Board at the Annual Meeting, the size of the Board will be reduced to five (5) members. The Board held sixteen (16) meetings during fiscal 2011 which were attended by all directors.

The following table lists the persons who served as members of the Board at any time during the fiscal year ended December 31, 2011. Also listed below are the committees of the Board on which each director served and the number of committee meetings held during 2011.

Name of Director or Former Director	Audit Committee	Governance, Nominating, and Compensation Committee	Executive, Legal and Risk Management Committee
Michael Blitzer(1)(2)	5
Kenneth Grossman			5
Steven Gidumal(1)
Deborah Hicks Midanek(1)	9	6
John Koral(1)	15	8
Patrick Lamb(1)	8
Norman Matthews(1)(2)		1
John Nickoll(1)		8	4
Craig Noell			5
Robert Peiser(1)(2)	8		3
Richard Rubin(1)(2)
Robert Schwab(1)		6	5
Number of Meetings in 2011	16	8	5

(1)	Independent director.
(2)	Former director.

In January 2011, the Board combined the Governance and Nominating Committee and the Compensation Committee. The charter for the new Governance, Nominating and Compensation Committee, the Audit Committee and the Executive and Legal Committee are available on the “Governance” page of our website at www.signaturegroupholdings.com.

The following table provides the membership information for each of the Board committees as of the date of this proxy statement:

Name	Audit Committee	Executive, Legal and Risk Management Committee	Governance, Nominating and Compensation Committee
Independent Directors
John Nickoll		Chair	X
Steven Gidumal
John Koral	X		Chair
Patrick Lamb	Chair
Deborah Hicks Midanek	X		X
Robert Schwab		X	X

Employee Directors
Kenneth Grossman		X
Craig Noell		X

Audit Committee

The Audit Committee is organized and conducts its business pursuant to a written charter adopted by the Board. The charter of the Audit Committee is available on the “Governance” page of our corporate website at www.signaturegroupholdings.com or a copy may be obtained without charge upon request by writing to the following address: Corporate Secretary, Signature Group Holdings, Inc., 15303 Ventura Boulevard, Suite 1600, Sherman Oaks, California 91403. As of December 31, 2011, the members of the Audit Committee were Mr. Lamb, who chaired the committee, Mr. Koral and Ms. Midanek, each of whom are independent directors and served on the Audit Committee since their appointment to the Board. Prior to their respective resignations, former independent directors Mr. Blitzer and Mr. Peiser also served as members of the Audit Committee. The Audit Committee met with management and the Company’s registered independent public accounting firm, Squar Milner, to make inquiries regarding the manner in which the responsibilities of each were being discharged and to report their findings to the Board. The Audit Committee also met separately, without management present, with Squar Milner. This committee was primarily concerned with the integrity of Signature’s financial statements, compliance with legal and regulatory requirements and the independence and performance of Squar Milner. The Board determined that members of the Audit Committee satisfied the criteria required under applicable Commission standards for independence and financial literacy for the fiscal year ended December 31, 2011.

The Board determined that Messrs. Lamb and Peiser satisfied the criteria for classification as an “audit committee financial expert” as set forth in the applicable rules of the Commission.

Governance, Nominating and Compensation Committee

In fiscal 2011, one of the primary responsibilities of the Governance, Nominating and Compensation Committee was to review and make recommendations to the Board with respect to management’s proposals regarding the Company’s various compensation programs, to administer our restricted stock and stock option award plans and annual and long term incentive compensation plans, and to make awards and other contractual arrangements for the top executive officers. The Governance, Nominating and Compensation Committee conducts an annual performance review of the Chief Executive Officer and approves compensation and stock grants to senior executives. The Governance, Nominating and Compensation Committee periodically evaluates and recommends to the Board the compensation of outside directors.

The purpose of the Governance, Nominating and Compensation Committee is also to identify individuals qualified to become members of the Board and to recommend individuals to the Board for nomination as members of the Board and its committees, to develop and recommend to the Board a set of corporate governance principles applicable to the Company and to oversee an evaluation process of the Board and management.

In nominating candidates, the Governance, Nominating and Compensation Committee takes into consideration such factors as a candidate’s experience with businesses and other organizations of comparable size, their judgment, skill, diversity, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. The minimum qualifications and attributes that the Governance, Nominating and Compensation Committee will consider necessary for a director nominee include: the ability to apply good business judgment, the ability to exercise his or her duties of loyalty and care, proven leadership skills, diversity of experience, high integrity and ethics, the ability to understand principles of business and finance and familiarity with issues affecting the Company’s businesses.

The Governance, Nominating and Compensation Committee will consider director candidates recommended by stockholders, provided the recommendations are timely and include certain specified information. To be timely, the recommendation must be received by the Company’s Secretary within the time period prescribed for “Stockholder Proposals— What is the deadline for submitting proposals for next year’s annual meeting or to nominate individuals to serve as directors? — Nomination of Director Candidates” on page 6. The Governance, Nominating and Compensation Committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether the candidate was recommended by a stockholder or not.

The members of the Governance, Nominating and Compensation Committee for fiscal 2011 were John Koral, who chaired the committee, John Nickoll, Robert Schwab and Deborah Hicks Midanek. Before his resignation, former director Norman Matthews also served as a member of the Governance, Nominating and Compensation Committee. The Board determined that all members of the Governance, Nominating and Compensation Committee were outside, independent directors and non-employee, independent directors within the meaning of Rule 16b-3 under the Exchange Act.

Director Qualifications and Nominations

Director Qualifications and Experience

The following table identifies the experience, qualifications, attributes and skills that the Board considered in making its decision to appoint and nominate directors to the Board. This information supplements the biographical information provided above. The vertical axis displays the primary factors reviewed by the Governance, Nominating and Compensation Committee in evaluating a Board candidate.

	Colville	Koral	Lamb	Noell	Tinkler
Experience, Qualifications, Skill or Attribute
Professional standing in chosen field	x	x	x	x	x
Expertise in financial services or related industry	x	x	x	x	x
Audit Committee Financial Expert (actual or potential)	x		x		x
Public company experience (current or past)	x	x	x	x	x
Leadership and team building skills	x	x	x	x	x
Specific skills/knowledge:
- finance	x		x	x	x
- taxes	x		x		x
- operations	x	x	x	x
- integration of acquisitions	x		x	x	x
- public affairs			x		x
- human resources	x		x	x
- governance	x		x	x	x
Stockholder	x	x		x	x
Mergers & Acquisitions	x		x	x	x

Code of Ethics

We maintain the Code of Ethics for Senior Financial Officers, which is our code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, controller and other persons performing similar functions. The code of ethics may be viewed free of charge on our corporate website at www.signaturegroupholdings.com or a copy may be obtained without charge upon request by writing to the following address: Corporate Secretary, Signature Group Holdings, Inc., 15303 Ventura Blvd., Suite 1600, Sherman Oaks, CA 91403.

Board of Directors Leadership Structure

Our Board of Directors has no fixed policy with respect to the separation of the offices of Chairman of the Board of Directors and Chief Executive Officer. Our Board retains the discretion to make this determination on a case-by-case basis from time to time as it deems to be in the best interests of the Company and our stockholders at any given time. The Board currently believes that separating the positions of Chief Executive Officer and Chairman is the best structure to fit the Company’s needs. This structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

Board of Directors Risk Oversight

The understanding, identification and management of risk are essential elements for the successful management of our Company. The entire Board of Directors is responsible for oversight of the Company’s risk management processes. The Board delegates many of these functions to the Audit Committee. Under its charter, the Audit Committee is responsible for monitoring business risk practices and legal and ethical programs. In this way, the Audit Committee helps the Board fulfill its risk oversight responsibilities relating to the Company’s financial statements, financial reporting process and regulatory requirements. The Audit Committee also oversees our corporate compliance programs, as well as the internal audit function. In addition to the Audit Committee’s work in overseeing risk management, our full Board regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed, and the board receives reports on risk management from senior officers of the Company and from the chair of the Audit Committee. The Board receives periodic assessments from the Company’s ongoing enterprise risk management process that are designed to identify potential events that may affect the achievement of the Company’s objectives. In addition, our Board and its standing committees periodically request supplemental information or reports as they deem appropriate.

Director Compensation Table

The following table sets forth information regarding total compensation paid to each non-employee director that served during the fiscal year ended December 31, 2011. There was no compensation paid to any director who was also one of our executive officers as of December 31, 2011 for service on the Board of Directors.

Name	Year	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
John Nickoll (1)	2011	$78,500	$75,000	$153,500
John Koral (1)	2011	73,000	75,000	148,000
Robert Schwab (2), (3)	2011	55,000	75,000	130,000
Deborah Hicks Midanek (2), (3)	2011	47,995	52,192	100,187
Steven Gidumal (2), (3)	2011	33,995	52,192	86,187
Patrick E. Lamb (2), (3)	2011	64,459	52,192	116,651
Robert Peiser (1), (4) (resigned)	2011	42,500	__	42,500
Michael Blitzer (1), (5) (resigned)	2011	19,500	__	19,500
Richard Rubin (1), (6) (resigned)	2011	6,250	__	6,250
Norman Matthews (1), (7) (resigned)	2011	7,500	__	7,500

(1)	Each independent Signature director received 102,739 shares of restricted stock on January 3, 2011 for their service on the Board for the period from January 1, 2011 through December 31, 2011.

(2)	On April 16, 2011, the Board appointed Ms. Deborah Hicks Midanek and Mr. Steven Gidumal to fill two vacancies on the Board. Ms. Midanek and Mr. Gidumal’s appointment became effective as of April 20, 2011. On April 21, 2011, the Board appointed Mr. Patrick E. Lamb to fill a vacancy on the Board. Mr. Lamb’s appointment was effective as of April 21, 2011.
(3)	On April 21, 2011, Ms. Midanek and Messrs. Gidumal and Lamb were each issued 75,640 shares of restricted stock for their service on the Board for the period from April 21, 2011 through December 31, 2011.
(4)	On May 27, 2011, Mr. Robert Peiser resigned as a member of the Board and from all committees on which he served. Mr. Peiser served as a member of the Audit Committee and Executive and Legal Committee. Mr. Peiser’s 102,739 shares of unvested restricted stock issued on January 3, 2011 were forfeited.
(5)	On April 21, 2011, Mr. Michael Blitzer tendered his resignation as a member of the Board and all committees on which he served. Mr. Blitzer was a member of the Audit Committee. Mr. Blitzer’s 102,739 shares of unvested restricted stock issued on January 3, 2011 were forfeited.
(6)	On February 28, 2011, Mr. Richard Rubin tendered his resignation as a member of the Board. Mr. Rubin did not serve as a member of any Committees established by the Board. Mr. Rubin’s 102,739 shares of unvested restricted stock issued on January 3, 2011 were forfeited.
(7)	On January 13, 2011, Mr. Norman Matthews tendered his resignation as a member of the Board and all committees on which he served. Mr. Matthews was a member of the Compensation Committee and served as Chairman of its Governance & Nominating Committee. Mr. Matthews’ 102,739 shares of unvested restricted stock issued on January 3, 2011 were forfeited.

Each independent (non-management) member of the Board receives annual compensation of One Hundred Thousand Dollars ($100,000), comprised of Twenty-Five Thousand Dollars ($25,000) in cash, payable in advance in quarterly installments, and Seventy-Five Thousand Dollars ($75,000) in restricted shares of Common Stock, issued annually in advance on the first business day of each calendar year. In each case, the per-share value of the restricted stock shall be determined on the basis of the closing price on the date of grant. The restricted stock shall vest on the first day of the year following the grant. In December 2010, the Board revised the terms of the restricted stock to include a provision whereby such grants are subject to immediate vesting in the event of a change in control, death or disability of a director or in the event a member is not re-elected to the Board or is not nominated for election to the Board by the Company after indicating a willingness to serve.

In addition to the annual compensation, each independent (non-management) member of the Board shall be entitled to annual supplements (payable in advance quarterly installments) and meeting attendance fees (payable quarterly in arrears) as follows:

Annual Supplements
Chairman of the Board	$25,000
Audit Committee Chair	35,000
Other Committee Chairs	5,000

Attendance Fees Per Meeting
Board of Directors Meetings	$2,000
Audit Committee Meetings	2,000
Other Committee Meetings	1,000

If a meeting, whether of the Board or a committee, is held via telephone, the attendance fees per meeting are reduced by one-half.

Security Ownership of Management and Certain Beneficial Owners

The table below sets forth a summary of the beneficial ownership of Common Stock as of April 30, 2012 by (i) each of our current directors, (ii) each of the Named Executive Officers and (iii) each person, or group of affiliated persons, known to us to beneficially own more than 5% of the outstanding Common Stock.

Beneficial ownership is determined in accordance with the rules of the Commission. Except as indicated by footnote and subject to community property laws where applicable, each person or entity named in the table has or had sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by him, her or it. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock that will be or were subject to options, warrants or rights held by that person that were (i) exercisable as of April 30, 2012, or will become exercisable within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person.

Shares of Signature Common Stock Beneficially Owned as of April 30, 2012
Name of Beneficial Owner	Number of Shares		Percentage(7)
Executive Officers and Directors:
Craig Noell	5,773,474	(1)	4.69%
Kenneth Grossman	5,967,646	(1)	4.93%
Kyle Ross	2,801,667	(3)	2.31%
John Nickoll	1,050,698	(4)	*
Robert Schwab	1,685,698		1.42%
John Koral	2,130,698	(5)	1.79%
Deborah Hicks Midanek	353,418		*
Steven Gidumal	1,860,366	(6)	1.56%
Patrick E. Lamb	353,418		*
All current executive officers and directors as a group (9 persons)	21,977,083		17.25%

Additional Ownership by Director Nominees:
G. Christopher Colville	250,000		*
Philip G. Tinkler	—		—

Holders of more than 5% of shares:
James A. McIntyre	11,408,894	(8)	9.58%

*	Less than 1.00%.

(1)	Includes (i) 1,250,000 shares held directly, (ii) 2,200,000 shares underlying currently exercisable warrants and 1,100,000 shares of Common Stock underlying warrants exercisable within 60 days of April 30, 2012 held through Signature Group Holdings, LLC where Mr. Noell is a member; (iii) 492,224 shares of restricted stock; and (iv) 730,750 stock options granted pursuant to Mr. Noell’s employment agreement.
(2)	Includes (i) 3,394,120 shares held directly; (ii) 221,301 shares held by the Grossman Family Limited Partnership where Mr. Grossman is the General Partner; (iii) 1,240,000 shares underlying currently exercisable warrants and 620,000 shares of Common Stock underlying warrants exercisable within 60 days of April 30, 2012 held by Mr. Grossman; and (v) 492,224 shares of restricted stock granted pursuant to Mr. Grossman’s employment agreement.
(3)	Includes (i) 1,320,000 shares underlying currently exercisable warrants and 660,000 shares of Common Stock underlying warrants exercisable within 60 days of April 30, 2012 held though Signature Group Holdings, LLC, where Mr. Ross is a member; (ii) 416,667 shares of restricted stock; and (iii) 405,000 stock options granted pursuant to Mr. Ross’ employment agreement.
(4)	Includes (i) 625,000 shares held by the John Nickoll Living Trust; and (ii) 425,698 shares held directly.
(5)	Includes (i) 1,278,198 shares held directly; and (ii) 852,500 shares held by Susan D. Koral, Mr. Koral’s spouse.
(6)	Includes (i) 1,506,948 shares are held by Virtus Capital LP where Mr. Gidumal is President and Portfolio Manager; and (ii) 353,418 shares held directly.
(7)	For Messrs. Noell, Grossman, and Ross, as well as “All current executive officers and directors as a group,” the percentage ownership is based on the Company’s outstanding common shares plus the amount of shares underlying currently exercisable Warrants each owns.
(8)	Includes: (i) 9,344,799 shares held by the James A. McIntyre Living Trust under which Mr. McIntyre is the current trustee and the current sole vested beneficiary; (ii) 60,150 shares held by the James A. McIntyre Grandchildren’s Trust, under which Mr. McIntyre is the trustee; (iii) 1,768,945 shares held by the McIntyre Foundation under which Mr. McIntyre is the Chief Financial Officer; and (iv) 235,000 shares held by The James A. McIntyre Supporting Organization under which Mr. McIntyre’s son-in-law, Jon Frederick, is the President.

Executive Compensation

The following table presents information regarding compensation of our named executive officers (“Named Executive Officers”) for services rendered during the fiscal years ended December 31, 2011 and 2010, respectively. The Named Executive Officers include (i) our Chief Executive Officer and (ii) our next two most highly compensated executive officers who were serving as executive officers as of the fiscal year ended December 31, 2011.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Restricted Stock Awards ($) (2)	Stock Option Awards ($) (3)	All Other Compensation ($)	Total ($)
Craig Noell Chief Executive Officer and Director	2011 2010	$237,500 82,980	$16,667 —	$276,138 —	$561,991 —	$8,000 —	$1,100,296 82,980

Kenneth Grossman (4) President and Director	2011 2010	225,000 82,980	16,667 —	276,138 —	561,991 —	— —	1,079,769 82,980

Kyle Ross Executive Vice President, Interim Chief Financial Officer and Assistant Secretary	2011 2010	212,500 82,980	100,000 —	233,750 —	311,469 —	— —	857,719 82,980

(1)	Pursuant to the terms of the Interim Management Agreement, bonuses were eligible to be paid to the Named Executive Officers at the discretion of the Board. In conjunction with the filing of the Comprehensive Form 10-K in April 2011, the Board approved a bonus for Signature Capital Advisers, LLC (“SCA”) in the amount of $150,000 which was included in management fees under the Interim Management Agreement. The allocation of the bonuses were determined by SCA.

(2)	Pursuant to their respective Employment Agreements and subject to the terms of their respective award agreements, the Named Executive Officers were granted awards of restricted stock of the Company on August 2, 2011 that remain subject to certain vesting requirements as described in the following “Narrative to Summary Compensation Table.” The value of the awards of restricted stock granted in 2011 were determined based upon the aggregate grant date fair value as computed pursuant to FASB ASC Topic 718. See Note 16 —Share-Based Payments in the Notes to Consolidated Financial Statements included in Item 8 of the Annual Report. The expense recognized by the Company regarding these awards to the Named Executive Officers was $119,516 for the year ended December 31, 2011.
(3)	Pursuant to their respective Employment Agreements and subject to the terms of their respective award agreements, the Named Executive Officers were granted options to purchase Common Stock on August 8, 2011 that remain subject to certain vesting requirements as described in the following “Narrative to Summary Compensation Table.” The value of the options granted in 2011 were determined based upon the aggregate grant date fair value as computed pursuant to FASB ASC Topic 718. See Note 16 —Share-Based Payments in the Notes to Consolidated Financial Statements included in Item 8 of the Annual Report for a discussion of the assumptions underlying the option award valuations. The expense recognized by the Company regarding these awards to the Named Executive Officers was $245,892 for the year ended December 31, 2011.
(4)	On February 8, 2012, Mr. Kenneth Grossman informed the Company of his intention to resign as the Company’s President which became effective on April 30, 2012. Mr. Grossman continues to serve as a member of the Board. On February 8, 2012, Mr. Grossman and the Company entered into a Consulting Agreement, whereby Mr. Grossman will advise the Company’s chief executive officer and seek to identify acquisition and capital deployment opportunities for the Company. The consulting services to be provided by Mr. Grossman to the Company began following the effective date of Mr. Grossman’s resignation from the Company. The Consulting Agreement has a term of twenty-four (24) months with a monthly fee of $25,000 and the possibility of additional incentive fees. The Consulting Agreement also provides for the non-qualified stock options and restricted stock previously granted to Mr. Grossman to, notwithstanding his resignation, continue to vest pursuant to the vesting schedules provided for in the non-qualified stock option agreement, as amended, and the restricted stock award agreement previously entered into by Mr. Grossman with the Company.

Narrative to Summary Compensation Table

Current Executive Officers

Interim Investment Management Agreement. Following the emergence from bankruptcy, the Company entered into the Interim Investment Management Agreement, dated June 11, 2010 (the “Interim Management Agreement”), with SCA, a management company that is owned and managed by Craig Noell, our Chief Executive Officer, Kenneth Grossman, our former President, Kyle Ross, our Executive Vice President and interim Chief Financial Officer and Thomas Donatelli, our Executive Vice President. The Interim Management Agreement was renewed by the Board through December 31, 2011. Under the Interim Management Agreement, SCA acted as the management adviser to the Company and managed the Company’s assets, subject to the supervision of the Board.

During the second quarter of 2011, the Board undertook an evaluation of its external management structure with SCA and explored alternative management structures that were available to the Company. At the conclusion of the evaluation, the Company terminated the Interim Management Agreement effective July 31, 2011 (the “Termination Date”). Pursuant to the terms of the Interim Management Agreement, the Board was permitted to terminate the agreement at any time, without the payment of any penalty, upon 60 days’ written notice to SCA (the “Advance Notice Requirement”). In connection with the termination of the Interim Management Agreement, SCA and the Company agreed that: (i) the Advance Notice Requirement shall be waived; (ii) the Company’s obligation to pay the management fee pursuant to the Interim Management Agreement terminated as of the Termination Date and that the management fee payable to SCA for services provided in July 2011 excluded the monthly compensation payments for Craig Noell, Kenneth Grossman, Kyle Ross and Thomas Donatelli, each of whom entered into employment agreements with the Company; and (iii) the terms and conditions of the Interim Management Agreement were terminated and of no further force or effect as of the Termination Date, except for the limitation of liability and indemnification provision of the Interim Management Agreement, which remains in full force and effect.

As a result of the termination of the Interim Management Agreement, the Company adopted an internal management structure, which included the Company entering into employment agreements with each of Messrs. Noell, Grossman, Ross and Donatelli. The terms of such employment agreements were based on analysis and recommendations from a nationally recognized executive compensation consulting firm. In addition, all other SCA employees became employees of the Company as of August 1, 2011.

Employment Agreements: As of August 2, 2011, the Company entered into Employment Agreements (the “Employment Agreements”) with each of Messrs. Noell, Grossman, Ross and Donatelli (each, an “Executive” and collectively, the “Executives”). Pursuant to their respective Employment Agreements, the Executives serve the Company in the following capacities: Mr. Noell as Chief Executive Officer, Mr. Grossman as President, Mr. Ross as Executive Vice President and Mr. Donatelli as Executive Vice President. The term of each Employment Agreement began on July 1, 2011 and, unless terminated earlier pursuant to the terms of their respective Employment Agreements, shall terminate on December 31, 2013. The initial base salaries of the Executives are as follows: Mr. Noell—$325,000; Mr. Grossman—$300,000; Mr. Ross—$275,000; and Mr. Donatelli—$275,000. Each Executive will also be eligible to participate in the Company’s executive bonus program then in effect; provided, however, that the 2012 bonus pool available under such program shall not be less than 7.5% of the Company’s earnings before interest, taxes, depreciation, and amortization, with such bonus pool and specific bonuses to be determined by mutual agreement of the Company’s chief executive officer and the Board. During the term of their respective Employment Agreements, the Executives shall be eligible to participate in all employee benefit plans, programs or arrangements, generally made available to the Company’s senior executives, including, but not limited to, medical, dental and vision plans.

Pursuant to their respective Employment Agreements and subject to the terms of the 2006 Plan and their respective award agreements, the Executives were granted awards of restricted stock and options to purchase Common Stock on August 8, 2011 (individually the “Award Date” and together, the “Award Dates”) as follows: Mr. Noell—492,224 shares of restricted stock and 2,923,000 options; Mr. Grossman—492,224 shares of restricted stock and 2,923,000 options; Mr. Ross—416,667 shares of restricted stock and 1,620,000 options; and Mr. Donatelli – 378,788 shares of restricted stock and 1,350,000 options. The exercise price of such options is $0.57 per share, subject to adjustment pursuant to the terms of the Incentive Plan. Subject to acceleration of vesting as discussed below and to such other terms and conditions as are set forth in the respective award agreements, each Executive’s options shall vest as follows: (i) twenty-five percent on the six (6) month anniversary of the Award Date; (ii) twenty-five percent (25%) on the eighteen (18) month anniversary of the Award Date; (iii) twenty-five percent (25%) on the thirty (30) month anniversary of the Award Date; and (iv) twenty-five percent (25%) on July 1, 2015, with this final tranche subject to the Common Stock achieving certain trading prices as of such date. On December 6, 2011, the Company and Mr. Grossman modified the vesting schedule of his stock option agreement to extend the vesting of the first twenty-five percent (25%) of stock options to coincide with the vesting of the second twenty-five percent (25%) of stock options on the eighteen (18) month anniversary of the Award Date. This modification to the vesting schedule results in additional compensation cost of approximately $6 thousand over the remaining requisite service period. Subject to acceleration of vesting and to such other terms and conditions as are set forth in the respective award agreements, each Executive’s shares of restricted stock will vest on December 31, 2013. Subject to the terms and conditions as are set forth in the respective Employment Agreements and award agreements, in the event of the Executive’s termination of employment (other than a termination by reason of death or disability, by the Company without “cause” (as defined in the respective Employment Agreements) or by the Executive within the 90-day period following the occurrence of a “change in control” event (as defined in the respective Employment Agreements)), the unvested portion of any options or restricted stock awards will be forfeited as of the date of termination.

On February 8, 2012, Kenneth Grossman informed the Company of his intention to resign as the Company’s president which became effective on April 30, 2012. On February 8, 2012, Mr. Grossman and the Company entered into a Consulting and General Release Agreement (the “Consulting Agreement”), whereby Mr. Grossman will advise the Company’s chief executive officer and seek to identify acquisition and capital deployment opportunities for the Company. See “Certain Relationships And Related Transactions – Kenneth Grossman Consulting Agreement” on page 23 of this proxy statement.

Subject to the terms and conditions as are set forth in the respective Employment Agreements, in the event of an Executive’s termination of employment (i) by reason of death or disability, (ii) by the Company at any time for “cause,” or (iii) by the Executive without a “change in control” event, such Executive’s Employment Agreement will terminate and the Executive will receive from the Company: (a) any earned but unpaid base salary through the date of termination; (b) reimbursement for any unreimbursed expenses properly incurred and paid through the date of termination; (c) payment for any accrued but unused vacation time in accordance with Company policy; and (d) such vested accrued benefits, and other benefits and/or payments, if any, as to which the Executive (and his eligible dependents) may be entitled under, and in accordance with the terms and conditions of, the employee benefit arrangements, plans and programs of the Company as of the date of termination other than any severance pay plan ((a) though (d), the “Amounts and Benefits”).

Subject to the terms and conditions as are set forth in the respective Employment Agreements, in the event of an Executive’s termination of employment (i) by the Company without “cause” (other than a termination by reason of death or disability), or (ii) by the Executive within the 90-day period following the occurrence of a “change in control” event, then the Company will pay or provide the Executive the Amounts and Benefits and, subject to the Executive executing and not revoking a waiver and general release in a form acceptable to the Company, an amount equal to two (2) times the Executive’s base salary in effect as of the date of termination, paid in equal installments on the Company’s normal payroll dates for a period of two (2) years from the Date of Termination in accordance with the usual payroll practices of the Company. If an Executive’s employment is terminated in connection with or following the occurrence of a “change in control” event, all outstanding, unvested equity awards shall vest in full and the aforementioned severance payments shall be subject to reduction pursuant to Section 280G of the Internal Revenue Code of 1986, as amended.

The respective Employment Agreements also contain provisions requiring the Executives not to solicit the Company’s employees or its customers or clients for a period of one year following their termination.

Outstanding equity awards

The table below shows the equity awards that have been previously awarded to each of the Named Executive Officers and which remain outstanding as of December 31, 2011.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)
Craig Noell	—	2,923,000	$0.57	8/8/2021	492,224	$132,900
Kenneth Grossman	—	2,923,000	0.57	8/8/2021	492,224	132,900
Kyle Ross	—	1,620,000	0.57	8/8/2021	416,667	112,500

(1)	Restricted shares vest on December 31, 2013. The market value of shares of restricted stock that have not vested is calculated based on $0.27 per share, the closing price of the Common Stock on December 30, 2011, as reported OTCQX under the trading symbol SGGH.

Certain Relationships And Related Transactions

Signature’s Governance, Nominating, and Compensation Committee charter provides that the Governance, Nominating, and Compensation Committee will review, approve or ratify any transaction required to be reported under Item 404(a) of Regulation S-K of the Commission and establish the policies and procedures in connection therewith. As part of the process in determining its disclosure obligations, the Company circulated a questionnaire to each director, nominee for director, executive officer and other persons who the Company believed could be a related party containing questions calculated to discover the existence of a related party transaction. For a related party transaction to be approved, the Committee will consider (a) the related person’s relationship or interest and (b) the material facts of the proposed transaction, and any material amendments thereto. The following related transactions were identified.

Signature Common Stock Investment, Warrants Issuance and Registration Rights. Following Signature’s emergence from bankruptcy on June 11, 2010 (the “Effective Date”), a series of accredited investors including several of Signature’s executive officers and members of the Board: Craig Noell, Kenneth Grossman, John Nickoll and Robert Schwab, as well as former Board members Robert Peiser and Richard Rubin and Director Nominee G. Christopher Colville (the “Signature Investors”) purchased an aggregate of 12.5 million shares of Common Stock for an aggregate of $10.0 million in cash pursuant to the terms of subscription agreements between the Company and each of the Signature Investors. The Common Stock was issued and sold to the Signature Investors without registration in reliance on the exemption set forth in Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”).

Signature also issued warrants to purchase an aggregate of 15 million shares of Common Stock (the “Warrants”) to Signature Group Holdings, LLC, an investment management company owned by Craig Noell and Kyle Ross; Kenneth Grossman; and NWRA Capital Partners LLC (collectively, the “Warrant Investors”) for an aggregate cash purchase price of $0.3 million. The Warrants have a term of 10 years and an original exercise price of $1.03 per share. The Warrants vested 20% on the Effective Date and 20% in annual installments until the Warrants are fully vested on the fourth anniversary of the Effective Date. The $0.3 million purchase price for the Warrants is payable as the Warrants vest. Accordingly, the Warrant Investors paid an aggregate amount of $60 thousand on the Effective Date and will pay $60 thousand in the aggregate on each subsequent vesting installment. The Warrants were issued to the Warrant Investors without registration in reliance on the exemption set forth in Section 4(2) of the Securities Act. The Warrants include customary terms that provide for certain adjustments of the exercise price and the number of shares of Common Stock to be issued upon exercise of the Warrants in the event of stock splits, stock dividends, pro rata distributions and certain fundamental transactions. In addition, the Warrants are also subject to anti-dilution protection provisions. The anti-dilution provisions provide that if Signature issues new shares of Common Stock during the term of the Warrants at a per share purchase price of less than the $1.03 exercise price of the Warrants, then the exercise price of the Warrants will be automatically reduced to the lowest per share purchase price of any shares of Common Stock issued during the term of the Warrants. Certain securities issuances by the Company will not trigger this full ratchet protection. The Warrants were valued at $5.1 million as of the issuance date and $1.4 million as of December 31, 2011 using a lattice option pricing model.

In connection with the closing of the issuance and sale of the Common Stock and the Warrants, Signature, the Signature Investors and the Warrant Investors entered into a registration rights agreement (the “Registration Rights Agreement”). Under the Registration Rights Agreement, Signature is required to use commercially reasonable efforts to register the resale of the shares of Common Stock issued to the Signature Investors and issuable to the Warrant Investors upon the exercise of Warrants in accordance with the requirements of the Securities Act pursuant to a resale shelf registration statement on Form S-3 or Form S-1, if the Company is not eligible to use Form S-3.

Regardless of when any such registration statement is filed or declared effective, the shares of Common Stock issued to non-affiliate Signature Investors (but not the shares issuable upon a cash exercise of the Warrants) may be resold immediately and without restriction in reliance upon Rule 144 promulgated under the Securities Act to the extent such safe harbor provision is available.

Interim Management Agreement. In 2010, the Company entered into the Interim Management Agreement with SCA that is owned and managed, in part, by the Company’s Chief Executive Officer, its former President and two of its Executive Vice Presidents. The agreement had been extended by the Board through December 31, 2011. On July 28, 2011, the Company terminated the Interim Management Agreement, effective July 31, 2011. See “Narrative to Summary Compensation Table - Interim Investment Management Agreement” on page 19 of this proxy statement.

Kenneth Grossman Consulting Agreement. On February 8, 2012, Kenneth S. Grossman informed the Company of his intention to resign as the Company’s president which became effective on April 30, 2012. On February 8, 2012, Mr. Grossman and the Company entered into the Consulting Agreement, whereby Mr. Grossman will advise the Company’s chief executive officer and seek to identify acquisition and capital deployment opportunities for the Company. The consulting services to be provided by Mr. Grossman to the Company will begin following the effective date of Mr. Grossman’s resignation from the Company. The Consulting Agreement has a term of twenty-four (24) months with a monthly fee of $25 thousand and the possibility of additional incentive fees. The Consulting Agreement also provides for the non-qualified stock options and restricted stock previously granted to Mr. Grossman to, notwithstanding his resignation, continue to vest pursuant to the vesting schedules provided for in the non-qualified stock option agreement, as amended, and the restricted stock award agreement previously entered into by Mr. Grossman with the Company. In addition, the Consulting Agreement includes mutual releases by the Company and Mr. Grossman of claims and causes of action that either party may have against the other, which are in any way connected with Mr. Grossman’s employment relationship with or separation from the Company, provided, however, that Mr. Grossman did not waive or release any claim or right he may have to seek indemnity from the Company. Further, Mr. Grossman agreed not to engage in or assist in any litigation against the Company relating to anything that occurred prior to the effective date of the Consulting Agreement, except as may be necessary to comply with applicable law.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who owned more than 10% of the Common Stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership of Common Stock and other securities of the Company on Forms 3, 4 and 5 with the Commission. Reporting Persons were required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they filed.

Based solely on review of reports received by the Company or written representations from the Reporting Persons, the Company believes that with respect to the fiscal year ended December 31, 2011, all of the Reporting Persons complied with all applicable Section 16(a) filing requirements except for the following late filings: (i) a late Form 3 filed with the Commission by Mr. Donatelli on August 15, 2011; and (ii) a late Form 4 filed with the Commission by each of Messrs. Schwab, Peiser, and Donatelli on April 29, 2011, May 2, 2011, and August 15, 2011, respectively.

Report of the Audit Committee

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the public reporting process. Squar Milner, our Company’s independent registered public accounting firm for 2011, is responsible for expressing opinions on the conformity of the Company’s financial statements with generally accepted accounting principles and on the Company’s internal control over financial reporting.

In this context, the committee has reviewed and discussed with management and Squar Milner the audited financial statements for the year ended December 31, 2011 and Squar Milner’s evaluation of the Company’s internal control over financial reporting. The committee regularly communicates with Squar Milner regarding the matters that are required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T as well as other relevant Standards. Squar Milner has provided to the committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and the committee has discussed with Squar Milner that firm’s independence. The Audit Committee has concluded that Squar Milner’s provision of audit and non-audit services to the Company and its affiliates is compatible with Squar Milner’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors (and the Board approved) that the audited financial statements for the year ended December 31, 2011 be included in the Annual Report for filing with the Commission. This report is provided by the following independent directors, who comprise the Audit Committee:

Patrick E. Lamb – Chair

John Koral

Deborah Hicks Midanek

Independent Registered Public Accounting Firm

The Company’s independent auditor for its fiscal year ended December 31, 2011 was Squar Milner, an independent registered public accounting firm. In 2011, the Audit Committee again approved Squar Milner to be the Company’s independent registered public accounting firm for the fiscal year 2011, to audit the consolidated financial statements of the Company and to make a report thereon to the stockholders and the Board of Directors. Accordingly, Squar Milner served as the Company’s principal independent registered public accounting firm for the fiscal years ended December 31, 2011, 2010, 2009, 2008 and 2007.

The Audit Committee was solely responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm. The Audit Committee understood the need for Squar Milner to maintain objectivity and independence in its audit of Fremont’s consolidated financial statements, and obtained non-audit services from Squar Milner only when the services offered by Squar Milner were more effective or economical than services available from other service providers. In accordance with its charter, the Audit Committee pre-approved all auditing and non-auditing services to be performed by the independent registered public accounting firm.

In the table below, in accordance with the Commission’s definitions and rules, “Audit Fees” are related to the audit of Signature’s annual financial statements for the years ended December 31, 2011 and 2010. “Audit Related Fees” would be fees for assurance and related services performed by Squar Milner that are reasonably related to the performance of the audit or review of the Company’s financial statements, however Squar Milner performed no such services for Signature. “Tax Fees” would be fees for tax compliance, tax analysis, tax advice and tax planning, however Squar Milner performed no such services for Signature. “All Other Fees” provided by Squar Milner include fees for any services not included in the first three categories. In 2011, “All Other Fees” included diligence services related to the acquisition of North American Breaker Co., Inc., the Company’s wholly-owned subsidiary.

	Year Ended December 31,
	2011	2010
Audit Fees	$717,400	$323,400
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	34,020	—

Total	$751,420	$323,400

The Audit Committee pre-approved all audit services and non-auditing services to be performed by the independent auditor. Such pre-approval was given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor, on an individual basis or pursuant to policies and procedures established by the Audit Committee in accordance with Section 2-01 of Regulation S-X of the Commission. Our Audit Committee reviewed and evaluated the lead partner of the independent auditor and required that Squar Milner audit partners be rotated in accordance with the Commission’s rules and interpretations.

PROPOSAL 2: APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK OF THE COMPANY

We are asking you to approve an amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock. Our Amended and Restated Articles of Incorporation provides for the authorization of 190,000,000 shares of Common Stock. Our Board has approved, and recommends that all stockholders approve, the proposed amendment to our Amended and Restated Articles of Incorporation to increase the authorized shares of Common Stock from 190,000,000 to 350,000,000 shares. The discussion regarding this proposal is qualified in its entirety by reference to the complete text of the proposed amendment to Article 4, Section 4.1 of our Amended and Restated Articles of Incorporation, which is attached to this proxy statement as Appendix A and incorporated into this proxy statement by reference. We urge you to read carefully this proposed amendment to Article 4, Section 4.1 that is set forth in Appendix A in its entirety because this summary may not contain all the information about this amendment that is important to you.

Background of Proposal

The Board has proposed this increase in authorized shares of Common Stock to ensure that we have sufficient shares of Common Stock available for general corporate purposes including, without limitation, to have sufficient shares of Common Stock available to the extent that we want to offer our Common Stock in full or partial consideration for acquisition opportunities that we may pursue from time to time, to raise capital to the extent deemed appropriate, and to provide equity incentives to employees. Currently, we do not have any arrangements, agreements or understandings to issue shares in connection with any of the foregoing activities, except with respect to awards that may be made pursuant to the 2006 Plan.

As of the Record Date, [                    ] shares of Common Stock were issued and outstanding, 8,816,000 shares of Common Stock were reserved for issuance upon the exercise of outstanding rights to acquire Common Stock allocated by the Company under the 2006 Plan, 15,000,000 shares of Common Stock were reserved for issuance upon the exercise of outstanding warrants and 47,085,476 shares of Common Stock remain currently available for issuance by us.

The additional shares of Common Stock authorized by the proposed amendment to Article 4, Section 4.1 of our Amended and Restated Articles of Incorporation will be available for issuance at the direction of the Board from time to time for any proper corporate purpose, including, without limitation, the raising of additional capital for use in our business, future acquisitions of other companies, issuances of Common Stock pursuant to the 2006 Plan, each as discussed above, as well as stock dividends, stock splits and other general corporate purposes. Certain issuances of Common Stock approved by the Board, however, may also require the approval by our stockholders under applicable law. The proposed amendment to Article 4, Section 4.1 of our Amended and Restated Articles of Incorporation does not change the terms of our Common Stock. The additional shares of Common Stock to be authorized by the proposed amendment to Article 4, Section 4.1 of our Amended and Restated Articles of Incorporation will have the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. Approval of the proposed amendment to Article 4, Section 4.1 of our Amended and Restated Articles of Incorporation will not affect the rights of the holders of our currently outstanding Common Stock, except for incidental effects that would only occur as a result of increasing the number of shares of Common Stock outstanding, such as dilution of the earnings per share and dilution of voting rights of current holders of Common Stock.

Anti-Takeover Issues

This proposal has not been made in response to, and is not being presented to deter, any effort to obtain control of the Company and is not being proposed as an anti-takeover measure. Nevertheless, the proposed increase in the number of authorized shares of Common Stock may discourage or make it more difficult to effect a change in control of the Company. For example, we could issue additional shares to dilute the voting power of, create voting impediments for, or otherwise frustrate the efforts of persons seeking to take over or gain control of the Company, whether or not the change in control is favored by a majority of our unaffiliated stockholders. We could also privately place shares of Common Stock with purchasers who would side with our Board in opposing a hostile takeover bid.

Text of the Amendment

The proposed amendment to Article 4, Section 4.1 of our Amended and Restated Articles of Incorporation, which is attached to this proxy statement as Appendix A, shows the proposed amendments increasing the authorized shares of Common Stock, with deletions indicated by strike-outs and additions indicated by underlining. If this proposal is approved by our stockholders, we will file Articles of Amendment to the Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada reflecting the increase in authorized shares of Common Stock to reflect the revisions contemplated by this proposal as set forth in Appendix A, which will become effective upon filing.

Vote Required

The affirmative vote the holders of a majority of the total votes eligible to be cast by the holders of all outstanding shares of Common Stock entitled to vote thereon is needed to approve this proposal. Therefore, the failure to vote, either by proxy or in person, will have the same effect as a vote against the approval of the proposal. Abstentions also will have the same effect as a vote against the approval of the proposal. This proposal to amend Article 4, Section 4.1 of our Amended and Restated Articles of Incorporation is considered a “non-routine” item upon which brokerage firms may not vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Therefore, broker “non-votes” will have the same effect as a vote against the approval of the proposal. Unless instructions to the contrary are specified in a proxy properly voted and returned through available channels, the proxies will be voted FOR this proposal.

Recommendation of the Board of Directors

For the reasons described above, our Board of Directors believes that this proposal to amend Article 4, Section 4.1 of our Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 190,000,000 to 350,000,000 shares is advisable and in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE PROPOSED AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED SIGNATURE GROUP HOLDINGS, INC. 2006 PERFORMANCE INCENTIVE PLAN

We are asking you to approve an amendment to the 2006 Plan to increase the number of shares of Common Stock reserved for issuance thereunder from [                    ] shares to 25,000,000 shares (such additional shares are referred to herein as, the “Additional Plan Shares”). On July 28, 2011, the Board of Directors, upon the recommendation of the Governance, Nominating and Compensation Committee, approved an amendment to the 2006 Plan for the Additional Plan Shares in order to have available a sufficient number of shares under the 2006 Plan to make (i) the aggregate equity awards set forth in the employment agreements with certain of the Company’s executive officers (for additional information on these equity awards, see “Narrative to Summary Compensation Table – Employment Agreements” on page 20 of this proxy statement), and (ii) other future equity awards to participants in the 2006 Plan. On April 26, 2012, the Board of Directors directed that the 2006 Plan be submitted to the stockholders at the Annual Meeting for approval of the Additional Plan Shares reserved for issuance under the 2006 Plan in order to permit the Company to award incentive stock options from the Additional Plan Shares.

The discussion regarding this proposal is qualified in its entirety by reference to the complete text of the 2006 Plan, which is attached to this proxy statement as Appendix B and incorporated into this proxy statement by reference. We urge you to read the 2006 Plan in its entirety because this summary may not contain all the information about this amendment that is important to you.

Summary Description of the 2006 Performance Incentive Plan

Purpose of the 2006 Plan. The 2006 Plan is intended to promote the long-term interests of the Company and its stockholders by providing a broad based group of employees, officers, directors, consultants and independent contractors with equity-based incentives and rewards to encourage them to enter into and continue in the employ of the Company. The equity-based incentives and rewards provided under the 2006 Plan also give recipients a proprietary interest in the long-term success of the Company, thereby aligning their interests with those of our stockholders.

Administration. Our Board of Directors or one or more committees appointed by our Board of Directors will administer the 2006 Plan. Our Board of Directors has delegated general administrative authority for the 2006 Plan to the Governance, Nominating and Compensation Committee. A committee may delegate some or all of its authority with respect to the 2006 Plan to another committee of directors, and certain limited authority to grant awards to employees may be delegated to one or more executive officers of the Company. Our Board of Directors has delegated certain limited authority to grant awards under the 2006 Plan to our chief executive officer. (The appropriate acting body, be it the Board of Directors, a committee within its delegated authority, or an executive officer within his or her delegated authority, is referred to in this proposal as the “Administrator”).

The Administrator has broad authority under the 2006 Plan with respect to award grants including, without limitation, the authority:

•	to select participants and determine the type(s) of award(s) that they are to receive;

•	to determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award;

•	to cancel, modify, or waive the Company’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents;

•

to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards (provided that the extension or acceleration does not cause the holder of the award to be subject to tax under Section 409A of the of the Internal Revenue Code of 1986, as amended (the “Tax Code”));

•	subject to the other provisions of the 2006 Plan, to make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award; and

•

to allow the purchase price of an award or shares of Common Stock to be paid in the form of cash, check, or electronic funds transfer, by the delivery of already-owned shares of Common Stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice and third party payment or cashless exercise on such terms as the Administrator may authorize, or any other form permitted by law.

Eligibility. Persons eligible to receive awards under the 2006 Plan include officers or employees of the Company or any of its subsidiaries, directors of the Company, and certain consultants and advisors to the Company or any of its subsidiaries. Currently, approximately 60 officers and employees of the Company and its subsidiaries (including all of the Named Executive Officers), and each of the Company’s non-employee directors, are considered eligible under the 2006 Plan.

No Repricing. In no case (except due to an adjustment to reflect a stock split or similar event) will any adjustment be made to a stock option or stock appreciation right award under the 2006 Plan (by amendment, cancellation and regrant, exchange or other means) that would constitute a repricing of the per share exercise or base price of the award without prior approval of the Company’s stockholders.

Types of Awards. The 2006 Plan authorizes stock options, stock appreciation rights, restricted stock, stock units, stock bonuses, dividend equivalents and other forms of awards granted, measured or denominated in Common Stock or units of Common Stock. The 2006 Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash.

A stock option is the right to purchase shares of Common Stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of an option may not be less than the fair market value of a share of Common Stock on the date of grant. The maximum term of an option generally is ten years from the date of grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under “Federal Income Tax Consequences of Awards Under the 2006 Plan” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the Tax Code and the 2006 Plan. Incentive stock options may only be granted to employees of the Company or a subsidiary.

A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Administrator at the time of grant of the stock appreciation right and cannot be less than the fair market value of a share of Common Stock on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant.

A restricted stock award is an award typically for a fixed number of shares of Common Stock, which is subject to vesting or other restrictions. The Administrator must specify the price, if any, or the services the recipient must provide for the shares of restricted stock, the conditions on vesting (which may include, among others, the passage of time or specified performance objectives or both) and any other restrictions (for example, restrictions on transfer) imposed on the shares. Unless the Administrator otherwise provides in an award agreement, a restricted stock award confers voting and dividend rights prior to vesting.

The other types of awards that may be granted under the 2006 Plan include, without limitation, stock bonuses, restricted stock, performance stock, stock units, dividend equivalents, or similar rights to purchase or acquire shares. The Administrator may require or permit participants to elect to defer the issuance of shares on the settlement of awards in cash, subject to satisfaction of requirements applicable to deferred compensation plans under Section 409A of the Tax Code.

Acceleration of Awards; Possible Early Termination of Awards. Generally, and subject to limited exceptions set forth in the 2006 Plan and unless otherwise provided in a participant’s employment or other agreement with the Company or one of its subsidiaries, if any person acquires more than 50% of the outstanding Common Stock or combined voting power of the Company, if certain changes in a majority of our Board of Directors occur over a period of not longer than two years, if stockholders prior to a transaction do not continue to own more than 50% of the voting securities of the Company (or a successor or a parent) following a merger or consolidation or a sale or other disposition of all or substantially all of the Company’s, or if the Company is dissolved, then awards then-outstanding under the 2006 Plan may become fully vested or paid, as applicable, and may terminate or be terminated in such circumstances. The Administrator also has the discretion to establish other change in control provisions with respect to awards granted under the 2006 Plan. For example, the Administrator could provide for the acceleration of vesting or payment of an award in connection with a change in control event that is not described above and provide that any such acceleration shall be automatic upon the occurrence of any such event.

Transfer Restrictions. Subject to certain exceptions contained in Section 5.5 of the 2006 Plan, awards under the 2006 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable federal and state securities laws and, with limited exceptions set forth in the 2006 Plan, are not made for value.

Adjustments. The 2006 Plan provides that the number and kind of shares available under the 2006 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

No Limit on Other Authority. If stockholders approve the 2006 Plan, the 2006 Plan does not limit the authority of the Board of Directors or any committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority. In addition, the 2006 Plan does not limit the authority of the Board of Directors or any committee, by agreement with a participant, to alter standard provisions as to the vesting or exercisability of awards under an employment agreement or otherwise.

Termination of or Changes to the 2006 Plan. The Board of Directors may amend or terminate the 2006 Plan at any time and in any manner. Stockholder approval for an amendment will be required only to the extent then required by applicable law or any applicable listing agency or required under Sections 422 or 424 of the Tax Code to preserve the intended tax consequences of the plan. Unless terminated earlier by the Board of Directors, the authority to grant new awards under the 2006 Plan will terminate on the day before the tenth anniversary of the date the 2006 Plan is approved by the Company’s stockholders. Outstanding awards, as well as the Administrator’s authority with respect thereto, generally will continue following the expiration or termination of the 2006 Plan. Outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

Federal Income Tax Consequences of Awards under the 2006 Plan

The U.S. federal income tax consequences of the 2006 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2006 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the Tax Code to the extent an award is subject to and does not satisfy those rules nor does it describe state, local, or international tax consequences.

With respect to nonqualified stock options, the Company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

The current federal income tax consequences of other awards authorized under the 2006 Plan generally follow certain basic patterns: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, stock appreciation rights, cash and stock-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the 2006 Plan in connection with a “change in control” (as this term is used under the Tax Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the Tax Code (and certain related excise taxes may be triggered).

Purpose of the Amendment

The 2006 Plan is our only active equity compensation plan. As of December 31, 2011, there were 8,816,000 shares of our Common Stock subject to outstanding option grants under the 2006 Plan and [                    ] shares of Common Stock were available for future grants under the 2006 Plan. The Governance, Nominating and Compensation Committee believes that the increase in the number of shares of Common Stock available for issuance under the 2006 Plan was necessary for the Company to continue to offer an effective and competitive equity incentive program.

If stockholders do not approve the amendment reserving the Additional Plan Shares for issuance under the 2006 Plan, the Company will continue to have the authority to grant awards under the 2006 Plan, but stock option awards to be granted in the future by the Company from the Additional Plan Shares will not be eligible to receive incentive stock option treatment under the Tax Code.

The Governance, Nominating and Compensation Committee recognizes its responsibility to strike a balance between stockholder concerns regarding the potential dilutive impact of stock options and other equity awards and the Company’s ability to attract, retain and reward officers and employees whose contributions are critical to the long-term success of the Company. Since the Company’s emergence from bankruptcy, the number of shares of Common Stock granted under the 2006 Plan or underlying stock option grants under the 2006 Plan represents less than 10% of the total number of shares of Common Stock outstanding as of the end of the fiscal year. The Governance, Nominating and Compensation Committee expects that the Additional Plan Shares will fund the 2006 Plan through the end of fiscal 2014.

Vote Required

The affirmative vote of holders of the majority of the shares for which votes are cast at the Annual Meeting is needed to approve this proposal for the Additional Plan Shares under the 2006 Plan. Abstentions and broker non-votes will not be counted as votes cast and, therefore, will not affect this proposal. Further, the failure to vote, either by proxy or in person, will not have an effect on this proposal. Unless instructions to the contrary are specified in a proxy properly voted and returned through available channels, the proxies will be voted FOR this proposal.

Recommendation of the Board of Directors

For the reasons described above, our Board of Directors believes that this proposal to approve an amendment to the 2006 Plan for the Additional Plan Shares is advisable and in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE 2006 PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER FROM 9,081,492 TO 25,000,000 SHARES.

PROPOSAL 4: RATIFY THE SELECTION OF SQUAR MILNER AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2012

The Company’s independent auditor for its fiscal year ended December 31, 2011 was Squar Milner, an independent registered public accounting firm. Squar Milner served as the Company’s principal registered public accounting firm for the fiscal years ended December 31, 2007, 2008, and 2009. In 2010, the Audit Committee again approved Squar Milner as the principal registered public accounting firm. The Audit Committee of the Board of Directors considered the qualifications and experience of Squar Milner, and, in consultation with the Board of Directors of the Company, appointed them as independent auditors for the Company for the current fiscal year which ends December 31, 2012.

For purposes of determining whether to select Squar Milner as the independent registered public accounting firm to perform the audit of our financial statements and our internal control over financial reporting for 2012, the Audit Committee conducted a thorough review of Squar Milner’s performance. The committee reviewed:

•	Squar Milner’s historical and recent performance on the Company audit, including the quality of the engagement team and the firm’s experience, service level, responsiveness and expertise;

•	the accounting firm’s leadership, management structure, client and employee retention and compliance and ethics programs;

•	the record of the firm compared to other similarly sized and reputable accounting firms in various matters, including regulatory, litigation and accounting matters;

•	the Public Company Accounting Oversight Board report of selected Squar Milner’s audits;

•	the appropriateness of fees charged;

•	the firm’s familiarity with the Company’s accounting policies and practices and internal control over financial reporting; and

•	the firm’s role and performance in matters involving the Commission.

During the course of the committee’s review of Squar Milner’s performance, Company representatives interviewed senior management of Squar Milner with respect to certain of the matters listed above. The firm is a registered public accounting firm.

Squar Milner’s representatives are expected to attend the 2012 Annual Meeting. They will be available to respond to stockholder questions and will have an opportunity to make a statement if they desire to do so.

Although ratification of our independent auditors by stockholders is not required by our Amended and Restated Bylaws or otherwise, the Board is submitting the selection of Squar Milner to our stockholders for ratification as a matter of good corporate practice. If ratification of Squar Milner as our independent registered public accounting firm is not approved by stockholders, the matter will be referred to the Audit Committee for further review. If the selection is ratified, the Audit Committee still has the discretion to select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Vote Required

The affirmative vote of holders of the majority of the shares for which votes are cast at the Annual Meeting is needed to approve this proposal. Abstentions and broker non-votes will not be counted as votes cast and, therefore, will not affect this proposal. Further, the failure to vote, either by proxy or in person, will not have an effect on this proposal. Unless instructions to the contrary are specified in a proxy properly voted and returned through available channels, the proxies will be voted FOR this proposal.

Recommendation of the Board of Directors

Our Board of Directors believes that this proposal is advisable and in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF SQUAR MILNER AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2012.

PROPOSAL 5: ADJOURNMENT OF THE ANNUAL MEETING

In the event there are not sufficient votes at the time of the Annual Meeting to approve Proposals 2 and 3, our Board of Directors may propose to adjourn the Annual Meeting to a later date or dates in order to permit the solicitation of additional proxies. Pursuant to the Nevada Revised Statutes, the Board of Directors is not required to fix a new record date to determine the stockholders entitled to vote at the adjourned meeting. If the Board of Directors does not fix a new record date, it is not necessary to give any notice of the time and place of the adjourned meeting other than an announcement at the meeting at which the adjournment is taken unless the adjournment is for more than 60 days. If a new record date is fixed, notice of the adjourned meeting shall be given as in the case of an original meeting.

In order to permit proxies that have been received by us at the time of the Annual Meeting to be voted for an adjournment, if necessary, we have submitted this proposal to you as a separate matter for your consideration (the “Adjournment Proposal”). If approved, the Adjournment Proposal will authorize the holder of any proxy solicited by our Board of Directors to vote in favor of adjourning the Annual Meeting and any later adjournments. If our stockholders approve this Adjournment Proposal, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of Proposals 2 and 3, including the solicitation of proxies from our stockholders who have previously voted against these proposals. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against Proposals 2 and 3, have been received, we could adjourn the Annual Meeting without a vote on the proposal and seek to convince the holders of those shares to change their votes to votes in favor of the proposals.

Vote Required

The affirmative vote of holders of the majority of the shares for which votes are cast at the Annual Meeting is needed to approve this proposal. Abstentions and broker non-votes will not be counted as votes cast and, therefore, will not affect this proposal. Further, the failure to vote, either by proxy or in person, will not have an effect on this proposal. Unless instructions to the contrary are specified in a proxy properly voted and returned through available channels, the proxies will be voted FOR this proposal.

Recommendation of the Board of Directors

Our Board of Directors believes that this proposal is advisable and in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT OF THE ANNUAL MEETING.

OTHER MATTERS

Other Matters Brought Before the Meeting

The Board of Directors does not presently intend to bring any other business before the meeting, and, we are not aware of any matters to be presented, other than those described in this proxy statement. However if any business matters other than those referred to in this proxy statement should properly come before the meeting, the persons named in the proxy will, to the extent permitted by applicable rules of the Commission, use their discretion to determine how to vote your shares.

Proxy Solicitation

The cost of soliciting proxies on behalf of the Board of Directors will be borne by Signature. These costs will include the expense of preparing, assembling, printing and mailing the Notice, this proxy statement and any other material used in the Board’s solicitation of proxies to stockholders of record and beneficial owners, and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining beneficial owners’ voting instructions. We have retained Innisfree as our proxy solicitor in conjunction with the Annual Meeting for a fee estimated to be $[        ], plus reimbursement of out-of-pocket expenses. Innisfree estimates that approximately [            ] of its employees will assist in this solicitation. In addition to solicitations by Innisfree and solicitations of proxies by mail, solicitations may be made personally, by telephone, fax, or other electronic means by our directors and officers and regular employees, who will not be additionally compensated for any such services. The employees used in our solicitation have public relations activities which are required to be performed as part of the normal course of their employment. Proxies may also be solicited by means of press releases and other public statements.

APPENDIX A

PROPOSED AMENDMENT TO ARTICLE FOURTH OF OUR AMENDED AND RESTATED

ARTICLES OF INCORPORATION

ARTICLE 4

CAPITAL STOCK

Section 4.1 Shares, Classes and Series Authorized

This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock”. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is ~~Two~~Three Hundred and Sixty Million (~~200,000,000~~360,000,000) shares, of which ~~One~~Three Hundred ~~Ninety~~Fifty Million (~~190,000,000~~350,000,000) shares shall be designated as Common Stock with a par value of $0.01 per share, and Ten Million (10,000,000) shares shall be designated as Preferred Stock with a par value of $0.01 per share. The Common Stock and Preferred Stock may be collectively referred to herein as the “Capital Stock.” The Corporation shall be prohibited from issuing non-voting securities, whether Common Stock or Preferred Stock.

A-1

APPENDIX B

AMENDED AND RESTATED

SIGNATURE GROUP HOLDINGS, INC.

2006 PERFORMANCE INCENTIVE PLAN

1.	PURPOSE OF PLAN

The purpose of this Amended and Restated Signature Group Holdings, Inc. 2006 Performance Incentive Plan (this “Plan”) of Signature Group Holdings, Inc., a Nevada corporation (the “Corporation”), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

2.	ELIGIBILITY

The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries, (b) a director of the Corporation or one of its Subsidiaries, or (c) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation or the Corporation’s compliance with any other applicable laws. An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3.	PLAN ADMINISTRATION

3.1 The Administrator. This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 78.200 of the Nevada General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to designate the officers and employees of the Corporation and its Subsidiaries who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the Amended and Restated Bylaws of the Corporation or the applicable charter of any Administrator, (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.

Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable listing agency, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable listing agency).

3.2 Powers of the Administrator. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to do the following:

(a) determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an award under this Plan;

(b) grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or forfeiture of such awards;

(c) approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d) construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e) cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f) accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5; provided that such extension or acceleration does not cause the holder of the award to be subject to tax under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”);

(g) adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Sections 4 and 8.6;

(h) determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i) determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution or succession of awards upon the occurrence of an event of the type described in Section 7;

(j) acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration; and

(k) determine the fair market value of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined, provided such method is permitted under Section 409A of the Code.

Notwithstanding the foregoing authority, except as provided in or pursuant to Section 7, the Administrator shall not authorize, generally or in specific cases only, for the benefit of any participant, any adjustment in the exercise price of an option or the base price of a stock appreciation right, or in the number of shares subject to an option or stock appreciation right granted hereunder by (i) cancellation of an outstanding option or stock appreciation right and a subsequent regranting of an option or stock appreciation right, (ii) amendment to an outstanding option or stock appreciation right, (iii) substitution of an outstanding option or stock appreciation right or (iv) any other action that would be deemed to constitute a repricing of such an award under applicable law, in each case, without prior approval of the Corporation’s stockholders.

3.3 Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

3.4 Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Board or a committee, as the case may be, may obtain and may rely upon the advice of experts, including employees and professional advisors to the Corporation. No director, officer or agent of the Corporation or any of its Subsidiaries shall be liable for any such action or determination taken or made or omitted in good faith.

3.5 Delegation. The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS

4.1 Shares Available. Subject to the provisions of Section 7.1, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock, any shares of its Common Stock held as treasury shares and shares held under the Corporation’s grantor trust. For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2 Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan (the “Share Limit”) is twenty-five million (25,000,000) shares of Common Stock.

The foregoing numerical limits are subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

4.3 Awards Settled in Cash, Reissue of Awards and Shares. To the extent that an award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. In the event that shares of Common Stock are delivered (prior to any reduction for tax withholding) in respect of a dividend equivalent right, only the actual number of shares delivered with respect to the award shall be counted against the share limits of this Plan. To the extent that shares of Common Stock are delivered pursuant to the exercise of a stock appreciation right or stock option, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits under Section 4.2, as opposed to only counting the shares actually issued. (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits under Section 4.2 with respect to such exercise.) Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent awards under this Plan. Refer to Section 8.10 for application of the foregoing share limits with respect to assumed awards.

4.4 Reservation of Shares; No Fractional Shares; Minimum Issue. The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan. No fewer than 100 shares may be purchased on exercise of any award (or, in the case of stock appreciation or purchase rights, no fewer than 100 rights may be exercised at any one time) unless the total number purchased or exercised is the total number at the time available for purchase or exercise under the award.

5.	AWARDS

5.1 Type and Form of Awards. The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

5.1.1 Stock Options. A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the fair market value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.3.

5.1.2 Additional Rules Applicable to ISOs. To the extent that the aggregate fair market value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the

Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

5.1.3 Restricted Stock Awards. A restricted stock award is an award of a fixed number of shares of Common Stock, which are generally subject to vesting requirements and other restrictions. The award agreement for a restricted stock award will specify the number of shares of Common Stock subject to the award, the date of issuance, the consideration for the shares (but not less than the minimum lawful consideration under applicable law), the extent (if any) to which and the time (if ever) at which the Eligible Person shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on the shares and the conditions of release or lapse of such restrictions. Stock certificates or book entries evidencing shares of restricted stock pending the lapse of the restrictions shall bear a legend or notation making appropriate reference to the restrictions imposed hereunder and (if in certificate form) shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the award.

5.1.4 Stock Appreciation Rights. A stock appreciation right is a right to receive a payment, in cash and/or Common Stock, equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the stock appreciation right is exercised over the fair market value of a share of Common Stock on the date the stock appreciation right was granted (the “base price”) as set forth in the applicable award agreement. The maximum term of a stock appreciation right shall be ten (10) years.

5.1.5 Other Awards. The other types of awards that may be granted under this Plan include: (a) stock bonuses, performance stock, stock units, phantom stock, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof or (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon. Payment of such awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under this Plan, subject to satisfaction of Section 409A of the Code. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

5.2 Award Agreements. Each award shall be evidenced by a written award agreement in the form approved by the Administrator and executed on behalf of the Corporation and, if required by the Administrator, executed by the recipient of the award. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation. The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.3 Consideration for Common Stock or Awards. The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

•	services rendered by the recipient of such award;

•	cash, check payable to the order of the Corporation, or electronic funds transfer;

•	notice and third party payment in such manner as may be authorized by the Administrator;

•	the delivery of previously owned shares of Common Stock;

•	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

•

subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In no event shall any shares newly-issued by the Corporation be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery.

Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to the Corporation.

5.4 Definition of Fair Market Value. For purposes of this Plan, “fair market value”, of a share of the Common Stock for all purposes under the Plan shall be the last transaction price of the Common Stock quoted for such date by The Nasdaq Stock Market (“NASDAQ”) or the closing price reported by the New York Stock Exchange (“NYSE”) or the average of the ask and bid prices as reported on The OTC Market (“OTC”) for such date or any other stock exchange (as published by the Wall Street Journal, if published) on such date or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported. If the Common Stock is not traded on the NASDAQ, the NYSE, the OTC or any other stock exchange, the Fair Market Value of the Common Stock is the value so determined by the Board in good faith.

5.5 Transfer Restrictions.

5.5.1 Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 5.5, by applicable law and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge, (b) awards shall be exercised only by the participant, and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

5.5.2 Exceptions. The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing. Any permitted transfer shall be subject to compliance with applicable federal and state securities laws and shall not be for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting interests are held by the Eligible Person or by the Eligible Person’s family members).

5.5.3 Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 5.5.1 shall not apply to the following:

(a) transfers to the Corporation,

(b) the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c) subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

(d) if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e) the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

6.	EFFECT OF TERMINATION OF SERVICE ON AWARDS

6.1 General. The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, for example, the cause of termination and type of award. Unless the Administrator provides otherwise in an award agreement or it is provided otherwise in a participant’s employment or other agreement with the Corporation or one of its Subsidiaries, the provision of Section 6.2 shall govern the effects of a termination of employment or services on options and stock appreciation rights granted under this Plan and the provision of Section 6.3 shall govern the effects of a termination of employment or services on restricted stock awards granted under this Plan. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.2 Effects of Termination of Employment on Options and Stock Appreciation Rights.

6.2.1 Death or Disability. Unless otherwise provided in the award agreement or the participant’s employment or other agreement with the Corporation or one of its Subsidiaries, and subject to earlier termination pursuant to or as contemplated by any of Sections 5.1.1, 5.1.2 or 7.4, if a participant’s employment by or service to the Corporation or any of its Subsidiaries terminates as a result of the participant’s death or Disability:

(a) the participant (or his or her personal representative or beneficiary, in the case of the participant’s Disability or death, respectively), will have until the date that is 12 months after the participant’s severance date to exercise the participant’s option (or portion thereof) to the extent that it was vested and exercisable on the severance date;

(b) the option or stock appreciation right, to the extent not vested and exercisable on the participant’s severance date, shall terminate on the severance date; and

(c) the option or stock appreciation right, to the extent exercisable for the 12-month period following the participant’s severance date and not exercised during such period, shall terminate at the close of business on the last day of the 12-month period.

For purposes of this Plan and unless provided otherwise in the participant’s employment or other agreement with the Corporation or one of its Subsidiaries, “Disability” means a total and permanent disability as defined in Section 22(e)(3) of the Code.

6.2.2 Other Terminations of Employment. Unless otherwise provided in the award agreement or the participant’s employment or other agreement with the Corporation or one of its Subsidiaries, and subject to earlier termination pursuant to or as contemplated by any of Sections 5.1.1, 5.1.2 or 7.4, if a participant’s employment by or service to the Corporation or any of its Subsidiaries terminates for any reason other than because of the participant’s death or Disability:

(a) the participant will have until the date that is ninety (90) days after the participant’s severance date to exercise his or her option or stock appreciation right (or portion thereof) to the extent that it was vested and exercisable on the severance date;

(b) the option or stock appreciation right, to the extent not vested and exercisable on the participant’s severance date, shall terminate on the severance date; and

(c) the option or stock appreciation right, to the extent exercisable for the 90-day period following the participant’s severance date and not exercised during such period, shall terminate at the close of business on the last day of the 90-day period.

6.3 Effects of Termination of Employment on Restricted Stock. Unless otherwise provided in the award agreement or the participant’s employment or other agreement with the Corporation or one of its Subsidiaries, and subject to earlier termination pursuant to or as contemplated by Section 7.4, a participant’s shares of restricted stock shall be forfeited to the extent that such shares have not become vested upon the date that such participant’s employment by or service to the Corporation or any of its Subsidiaries terminates for any reason, with or without cause, voluntarily or involuntarily.

6.4 Events Not Deemed Terminations of Service. Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement.

6.5 Effect of Change of Subsidiary Status. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation, a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

7.	ADJUSTMENTS; ACCELERATION

7.1 Adjustments. Upon or in contemplation of (a) any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split, (b) any merger, combination, consolidation, or other reorganization, (c) any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property), (d) any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock, or (e) a sale of all or substantially all the business or assets of the Corporation as an entirety, then the Administrator shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

(1) proportionately adjust any or all of (A) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (B) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding awards, (C) the grant, purchase, or exercise price (which term includes the base price of any stock appreciation right or similar right) of any or all outstanding awards, (D) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, or (E) the performance standards applicable to any outstanding awards, or

(2) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based awards, based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Administrator may adopt such valuation methodologies for outstanding awards as it deems reasonable in the event of a cash or property settlement and, in the case of options, stock appreciation rights or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award. With respect to any award of an ISO, the Administrator may make such an adjustment that causes the option to cease to qualify as an ISO without the consent of the affected participant.

In any of such events, the Administrator may take such action prior to such event to the extent that the Administrator deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally. In the case of any stock split or reverse stock split, if no action is taken by the Administrator, the proportionate adjustments contemplated by clause (1) above shall nevertheless be made.

7.2 Automatic Acceleration of Awards. Unless provided otherwise in a participant’s employment or other agreement with the Corporation or one of its Subsidiaries, upon a dissolution of the Corporation or other event described in Section 7.1 that the Corporation does not survive (or does not survive as a public company in respect of its Common Stock), then each then-outstanding option and stock appreciation right shall become fully vested, all shares of restricted stock then outstanding shall fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall become payable to the holder of such award; provided that such acceleration provision shall not apply, unless otherwise expressly provided by the Administrator, with respect to any award to the extent that the Administrator has made a provision for the substitution, assumption, exchange or other continuation or settlement of the award, or the award would otherwise continue in accordance with its terms, in the circumstances.

7.3 Possible Acceleration of Awards. Without limiting Section 7.2, and unless provided otherwise in a participant’s employment or other agreement with the Corporation or one of its Subsidiaries, in the event of a Change in Control Event (as defined below), the Administrator may, in its discretion, provide that any outstanding option or stock appreciation right shall become fully vested, that any share of restricted stock then outstanding shall fully vest free of restrictions, and that any other award granted under this Plan that is then outstanding shall be payable to the holder of such award. The Administrator may take such action with respect to all awards then outstanding or only with respect to certain specific awards identified by the Administrator in the circumstances. For purposes of this Plan, “Change in Control Event” means the occurrence of any of the following after the Effective Date:

(a) Any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than the Corporation, a Subsidiary of the Corporation or a Corporation employee benefit plan, including any trustee of such plan acting as trustee, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty percent (50%) or more of the combined voting power of the Corporation’s then outstanding securities entitled to vote generally in the election of directors; or

(b) The consummation of a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Corporation approve an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation’s assets; or

(c) A change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Corporation as of the date the Plan is approved by the stockholders or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Corporation).

7.4 Early Termination of Awards. Any award that has been accelerated as required or contemplated by Section 7.2 or 7.3 (or would have been so accelerated but for Section 7.5, 7.6 or 7.7) shall terminate upon the related event referred to in Section 7.2 or 7.3, as applicable, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation or settlement of such award and provided that, in the case of options and stock appreciation rights that will not survive, be substituted for, assumed, exchanged, or otherwise continued or settled in the transaction, the holder of such award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding options and stock appreciation rights in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of accelerated vesting and the impending termination be required and any acceleration may be made contingent upon the actual occurrence of the event).

7.5 Other Acceleration Rules. Any acceleration of awards pursuant to this Section 7 shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an award if an event giving rise to an acceleration does not occur. The Administrator may override the provisions of Section 7.2, 7.3, 7.4 and/or 7.6 by express provision in the award agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the award agreement or otherwise, in such circumstances as the Administrator may approve. The portion of any ISO accelerated in connection with a Change in Control Event or any other action permitted hereunder shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

7.6 Possible Rescission of Acceleration. If the vesting of an award has been accelerated expressly in anticipation of an event or upon stockholder approval of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards.

7.7 Golden Parachute Limitation. Notwithstanding anything else contained in this Section 7 to the contrary, in no event shall an award be accelerated under this Plan to an extent or in a manner which would not be fully deductible by the Corporation or one of its Subsidiaries for federal income tax purposes because of Section 280G of the Code, nor shall any payment hereunder be accelerated to the extent any portion of such accelerated payment would not be deductible by the Corporation or one of its Subsidiaries because of Section 280G of the Code. If a participant would be entitled to benefits or payments hereunder and under any other plan or program that would constitute “parachute payments” as defined in Section 280G of the Code, then the participant may by written notice to the Corporation designate the order in which such parachute payments will be reduced or modified so that the Corporation or one of its Subsidiaries is not denied federal income tax deductions for any “parachute payments” because of Section 280G of the Code. Notwithstanding the foregoing, if a participant is a party to an employment or other agreement with the Corporation or one of its Subsidiaries, or is a participant in a severance program sponsored by the Corporation or one of its Subsidiaries, that contains express provisions regarding Section 280G and/or Section 4999 of the Code (or any similar successor provision), the Section 280G and/or Section 4999 provisions of such employment or other agreement or plan, as applicable, shall control as to any awards held by that participant (for example, and without limitation, a participant may be a party to an employment agreement with the Corporation or one of its Subsidiaries that provides for a “gross-up” as opposed to a “cut-back” in the event that the Section 280G thresholds are reached or exceeded in connection with a change in control and, in such event, the Section 280G and/or Section 4999 provisions of such employment agreement shall control as to any awards held by that participant).

7.8 Section 409A Limitation. Notwithstanding anything else contained in this Section 7 to the contrary, in no event shall an award be accelerated and/or become payable pursuant to this Section 7 to the extent that such acceleration and/or payment shall cause the holder of such award to be subject to additional tax under Section 409A of the Code with respect to such award.

8.	OTHER PROVISIONS

8.1 Compliance with Laws. This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2 No Rights to Award. No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3 No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

8.4 Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5 Tax Withholding. Upon any exercise, vesting, or payment of any award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the Code, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a) require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

(b) deduct from any amount otherwise payable in cash to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their fair market value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

8.6 Effective Date, Termination and Suspension, Amendments.

8.6.1 Effective Date. This Plan is effective as of the date of its approval by the stockholders of the Corporation (the “Effective Date”). Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2 Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3 Stockholder Approval. To the extent then required by applicable law or any applicable listing agency or required under Sections 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

8.6.4 Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards.

8.6.5 Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or amendment of any outstanding award agreement shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7 Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually held of record by the participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to the date on which the participant becomes the record owner of such shares of Common Stock.

8.8 Governing Law; Construction; Severability.

8.8.1 Choice of Law. This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Nevada.

8.8.2 Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.8.3 Rule 16b-3. It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

8.9 Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10 Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, stock appreciation rights, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.

8.11 Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12 No Corporate Action Restriction. The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

8.13 Other Company Benefit and Compensation Programs. Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the plan in question expressly otherwise provides. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Signature Group Holdings, Inc.

Common Stock for the upcoming Annual Meeting of Stockholders.

PLEASE REVIEW THE PROXY STATEMENT

AND VOTE TODAY IN ONE OF THREE WAYS:

1.	Vote by Telephone – Please call toll-free in the U.S. or Canada at 1-XXX-XXX-XXXX, on a touch-tone telephone. If outside the U.S. or Canada, call 1-XXX-XXX-XXXX. Please follow the simple instructions. You will be required to provide the unique control number printed below.

OR

2.	Vote by Internet – Please access https://www.proxyvotenow.com/[ ], and follow the simple instructions. Please note you must type an “s” after http. You will be required to provide the unique control number printed below.

You may vote by telephone or Internet 24 hours a day, 7 days a week.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

OR

3.	Vote by Mail – If you do not wish to vote by telephone or over the Internet, please complete, sign, date and return the proxy card in the envelope provided, or mail to: [Company], c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

The Board of Directors recommends a vote FOR the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the names(s) of the nominee(s) on the line below.

		☐	☐	☐
1.	Election of Directors

Nominees

(01) G. Christopher Colville
(02) John Koral
(03) Patrick E. Lamb
(04) Craig F. Noell
(05) Philip G. Tinkler

The Board of Directors recommends a vote FOR the following proposals.		For	Against	Abstain

2.	Approve the amendment to the Amended and Restated Articles of Incorporation to increase the authorized Common Stock.	☐	☐	☐
3.	Approve an amendment to the Amended and Restated Signature Group Holdings, Inc. 2006 Performance Incentive Plan.	☐	☐	☐
4.	Ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2012.	☐	☐	☐
5.	To adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposals 2 and 3.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

Title(s)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign.

If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

PLEASE VOTE TODAY!

SEE REVERSE

SIDE FOR THREE EASY WAYS TO VOTE.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

W H I T E P R O X Y

PRELIMINARY PROXY – SUBJECT TO COMPLETION

SIGNATURE GROUP HOLDINGS, INC.

Annual Meeting of Stockholders

July 24, 2012

THIS PROXY IS SOLICITED BY SIGNATURE GROUP HOLDINGS’ BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s)                      and                      as proxies and each of them, with power to act without the other and with power of substitutions, and hereby authorizes them to represent and to vote, as designated herein, all of the shares of common stock of Signature Group Holdings, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at [            ] Local Time on Tuesday, July 24, 2012, at [                            ] and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND UNLESS OTHERWISE DIRECTED, WILL BE VOTED (I) “FOR ALL” THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1; AND (II) “FOR” PROPOSALS 2 THROUGH 5. IN THE DISCRETION OF THE PROXY HOLDERS UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

YOUR VOTE IS IMPORTANT – PLEASE VOTE TODAY

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE)